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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Coldwater Creek Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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COLDWATER CREEK INC.
One Coldwater Creek Drive
Sandpoint, Idaho 83864

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 11, 2011

To our Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders ("Annual Meeting") of COLDWATER CREEK INC. ("Coldwater Creek" or the "Company"), a Delaware corporation, which will be held at our corporate headquarters at One Coldwater Creek Drive, Sandpoint, Idaho 83864, at 9:30 a.m. Pacific Time on June 11, 2011 for the following purposes:

  1.
  To elect Curt Hecker and Michael J. Potter as Class I Directors to our Board of Directors;

  2.
  To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 28, 2012;

  3.
  To approve the Amended and Restated Stock Option/Issuance Plan;

  4.
  To hold an advisory "say-on-pay" vote on the compensation of our named executive officers; and

  5.
  To hold an advisory vote on the frequency of the "say-on-pay" vote.

        These matters are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.

        The Board has fixed the close of business on April 15, 2011 as the record date (the "Record Date") for determining those stockholders who will be entitled to vote at the Annual Meeting. In accordance with the rules of the Securities and Exchange Commission, we have elected to make our proxy materials available over the Internet. On or prior to April 29, 2011, we will mail to each stockholder of record as of the Record Date a Notice of Internet Availability of Proxy Materials, which will include, among other things, important information about the annual meeting and instructions as to how to request a copy of the proxy materials over the Internet, by e-mail or by mail. On the date the Notice of Internet Availability of Proxy Materials is first mailed to stockholders of record as of the Record Date, these stockholders will have access, free of charge, to all proxy materials on a web site identified in the Notice of Internet Availability of Proxy Materials.

        Representation of at least a majority of the shares of Coldwater Creek Common Stock entitled to vote, whether present in person or represented by proxy, is required to constitute a quorum. Accordingly, it is important that your shares be represented at the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE AUTHORIZE YOUR PROXY TO VOTE YOUR SHARES. YOU ARE ENCOURAGED TO VOTE OVER THE INTERNET, AS DESCRIBED IN THE IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. Alternatively, you may vote (i) by requesting a paper copy of the Company's 2010 Annual Report on Form 10-K, the Proxy Statement and proxy card by mail or electronic mail and marking, signing, dating and promptly returning the proxy card, (ii) by telephone, as described in the Notice of Internet Availability of Proxy Materials or your proxy card, or (iii) by attending the annual meeting and voting in person. Note that all votes cast by telephone or the Internet must be cast prior to 11:59 p.m., Eastern time, on June 10, 2011. You may revoke your proxy at any time prior to the time it is voted. You may also revoke your proxy by attending the Annual Meeting and voting in person.

        Please read the proxy materials carefully. Your vote is important and we appreciate your cooperation in considering and acting on the matters presented.

Very truly yours,

John E. Hayes III Senior Vice President, General Counsel and Secretary Sandpoint, Idaho April 29, 2011

 Stockholders Should Read the Entire Proxy Statement
Carefully Prior to Returning the Proxy

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS OF
COLDWATER CREEK INC.

To Be Held June 11, 2011

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of COLDWATER CREEK INC. ("Coldwater Creek" or the "Company") of proxies to be voted at the 2011 Annual Meeting of Stockholders ("Annual Meeting"), which will be held at 9:30 a.m. Pacific Time on June 11, 2011 at the Company's corporate headquarters at One Coldwater Creek Drive, Sandpoint, Idaho 83864, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Notice Regarding Availability of Proxy Materials was first mailed to stockholders on or about April 29, 2011.

VOTING RIGHTS AND SOLICITATION

        The close of business on April 15, 2011 is the record date (the "Record Date") for stockholders entitled to notice of and to vote at the Annual Meeting. As of that date, 92,541,397 shares of our $0.01 par value common stock ("Common Stock") were issued and outstanding. All shares of Common Stock outstanding on the Record Date are entitled to vote at the Annual Meeting. Stockholders of record entitled to vote at the Annual Meeting will have one vote on the matters to be voted upon for each share of Common Stock so held.

        In accordance with rules and regulations of the Securities and Exchange Commission ("SEC"), instead of mailing a printed copy of our proxy materials to each stockholder of record, we furnish proxy materials, which include our Proxy Statement, proxy card and 2010 Annual Report, to our stockholders over the Internet. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy materials unless you so request or unless you have previously made a permanent election to receive these materials in printed copy. The Notice of Internet Availability of Proxy Materials instructs you as to how you may access and review all of the important information contained in the proxy materials and how you may submit your proxy to vote your shares, including via the Internet.

        Common Stock voted by telephone or by Internet by 11:59 p.m. Eastern time on June 10, 2011, as instructed in the Notice of Internet Availability of Proxy Materials, or by proxies in the accompanying form which are properly executed and returned to us, will be voted at the Annual Meeting in accordance with the stockholder's instructions contained therein. In the absence of contrary instructions, Common Stock represented by such proxies will be voted:

  1.
  FOR the election of the two Class I Directors who have been nominated to serve on our Board of Directors;

  2.
  FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 28, 2012;

  3.
  FOR the approval of the Amended and Restated Stock Option/Issuance Plan;

  4.
  FOR the approval of the compensation of our named executive officers ("say-on-pay"); and

  5.
  For the frequency of the holding of a "say-on-pay" advisory shareholder vote to be EVERY YEAR.

        We are not aware of any matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and accompanying Notice of Annual Meeting of Stockholders. If any

other matters should properly come before the Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment.

        Any stockholder has the right to revoke his or her proxy at any time before it is voted by (i) delivering a written notice of revocation to us at our principal executive office at One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Corporate Secretary, (ii) delivering a duly executed proxy bearing a later date (including via telephone or Internet vote) or (iii) attending the meeting and voting in person.

        The election of the Class I Directors shall be determined by a plurality of the votes cast.

        The approval of Proposals 2 and 3 shall be determined by the affirmative vote of a majority of the stockholders who are present in person or represented by proxy who are entitled to vote at the Annual Meeting.

        The say-on-pay vote presented in Proposal 4 is an advisory vote and therefore is not binding on the Company, our Compensation Committee or our Board of Directors. We value the opinions of our stockholders and the Compensation Committee will take into account the result of the say-on-pay vote when determining future executive compensation.

        The frequency vote presented in Proposal 5 is also an advisory vote. We will take into account the result of the vote when determining the frequency of future say-on-pay votes.

        Abstentions are treated as shares present and entitled to vote for quorum purposes. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote against a proposal. However, abstentions will have no effect on the election of directors.

        All votes will be tabulated by the appointed Inspector of Election. The Inspector of Election will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

        We will bear the entire cost of proxy solicitation. Proxies will be solicited principally through the use of the mail, but, if deemed desirable, may be solicited personally or by telephone or special letter by our officers and other employees for no additional compensation. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the Common Stock. Such persons may be reimbursed for their expenses. We have engaged BNY Mellon Shareowner Services to assist in soliciting proxies, which it may solicit by telephone or in person. We anticipate paying BNY Mellon Shareowner Services a fee of $7,500, plus expenses.

 PROPOSAL 1

ELECTION OF DIRECTORS

        Each member of the Board is assigned to one of three classes. One class is elected at each successive annual meeting of stockholders to hold office for a three-year term and until successors of such class have been qualified and elected. Currently, the Board consists of eight directors, seven of whom are independent as defined by the rules of The Nasdaq Stock Market ("NASDAQ"). The term of the Class I directors will expire at this Annual Meeting. The current Class I nominees to the Board are set forth below. If elected, the Class I nominees' terms will expire at the 2014 Annual Meeting of Stockholders.

        The proxy holders intend to vote all proxies received by them for the nominees for director listed below. Proxies may not be voted for a greater number of persons than the number of nominees named below. In the event that any nominee is unable, or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this Proxy Statement, the Board is not aware that any nominee is unable to serve or intends to decline to serve as a director.

        The Board recommends that stockholders vote FOR the nominees listed below:

Name	Principal Occupation	Director Since	Age
Curt Hecker	President and Chief Executive Officer, Intermountain Community Bancorp	1995	50
Michael J. Potter	Former Chairman of the Board of Directors and Chief Executive Officer of Big Lots, Inc.	2007	49

        Curt Hecker has served as a director since August 1995, as well as a member of the Audit Committee from August 1995 to September 2007, as a member of the Executive Committee since July 2001, as Chairman of the Nominating and Corporate Governance Committee since June 2004 and as a member of that committee since April 2004. Mr. Hecker also served as Chairman of the Board's Compensation Committee from July 2001 to June 2004. Since October 1997, Mr. Hecker has served as President, Chief Executive Officer and a board member of publicly held Intermountain Community Bancorp as well as Chief Executive Officer and a board member of Panhandle State Bank, Intermountain Community Bancorp's wholly-owned subsidiary. From August 1995 to October 2001, Mr. Hecker also served as President of Panhandle State Bank. Since April 2010, Mr. Hecker has served on the Board of Directors for Pacific Coast Bankers Bancorp where he serves on their audit and loan committees. Prior to joining Panhandle State Bank, Mr. Hecker held various management positions with West One Bank. Since April 2010, Mr. Hecker has served on the Board of Directors for Pacific Coast Bankers Bancorp, where he serves on their audit and loan committees.

        As the Chief Executive Officer of a public bank holding company, Mr. Hecker has demonstrated leadership experience, as well as particular expertise in the areas of finance, strategic planning, governance and general management. Additionally, as one of our longest tenured directors, Mr. Hecker possesses great institutional knowledge about our company.

        Michael J. Potter has served as a director since June 2007, as Chairman of the Audit Committee since June 2009 and has served as a member of the Audit Committee since September 2007. Mr. Potter served as the Chairman and Chief Executive Officer of Big Lots, Inc., a Fortune 500 retailer, from June 2000 to June 2005. Prior to serving as the Chief Executive Officer, Mr. Potter served in various capacities at Big Lots, including the role of Chief Financial Officer. Prior to Big Lots, Mr. Potter held various positions at The Limited, Inc., May Department Stores, and Meier & Frank, all retail companies. Mr. Potter also serves on the Board of Blue Nile, Inc., a leading online retailer of certified diamonds and jewelry, where he serves on the compensation and audit committees.

        As a former chief executive officer and former chief financial officer of a public retail company, and as a director of one other company, Mr. Potter has proven leadership capability and an intimate knowledge of the complex operational and financial issues facing an organization such as ours.

Directors Not Standing for Election

        Directors who are not standing for election at this year's Annual Meeting are set forth below:

Name	Principal Occupation	Director Since	Class and Year in Which Term Will Expire	Age
Dennis C. Pence	Chairman of the Board of Directors, President and Chief Executive Officer of Coldwater Creek	1988	Class III 2012	61
Robert H. McCall	Former President, McCall & Landwehr, P.A.	1994	Class III 2012	65
Frank M. Lesher	Former Executive Vice President, General Counsel & Secretary of the Board for Sony Electronics, Inc.	2007	Class III 2012	62
James R. Alexander	President of Alexander & Co., LLC	2000 Previously 1994-1998	Class II 2013	68
Jerry Gramaglia	Former Partner for Arrowpath Venture Partners	2004	Class II 2013	55
Kay Isaacson-Leibowitz	Former Executive Vice President of Victoria's Secret Beauty Niches	2005	Class II 2013	64

        Dennis C. Pence co-founded Coldwater Creek in 1984, and has served as a director since our incorporation in 1988, serving as the Board's Chairman since July 1999 and as its Vice-Chairman prior to that. Mr. Pence has served as our Chief Executive Officer ("CEO") since September 2009, and previously from September 2002 through October 2007 and from 1984 through December 2000. From June 2002 to September 2002, he provided us with his executive management services. From January 2002 to June 2002, Mr. Pence served as our Interim Chief Financial Officer and Treasurer. From January 2001 to January 2002, Mr. Pence was semi-retired. Mr. Pence has also served as Chairman of the Executive Committee since its formation in May 2000, a member of the Succession Planning and Management Development Committee since November 2007, and as Secretary from July 1998 to February 2009. From April 1999 to December 2000, he was also the President of our Internet Commerce Division. Prior to co-founding Coldwater Creek, Mr. Pence was employed by Sony Corp. of America, a subsidiary of Sony Corporation, a publicly held manufacturer of audio, video, communication, and information technology products, from 1975 to 1983, where his final position was National Marketing Manager—Consumer Video Products.

        As our founder, Chairman and CEO, Mr. Pence has extensive knowledge of all aspects of our business which, combined with his vision and strong leadership skills, position him well to continue to lead our company.

        Robert H. McCall, a Certified Public Accountant, has served as director since 1994, as well as a member of the Audit Committee since February 1995, as Chairman of the Audit Committee from February 1995 to June 2009 and as a member of the Nominating and Corporate Governance Committee since April 2004. Mr. McCall has also served as a member of the Executive Committee since its formation in May 2000. From February 1995 to July 2000 and then from June 2005 to June 2007, Mr. McCall also served as a member of the Compensation Committee. From 1981 until his retirement in November 2006, Mr. McCall was President of McCall & Landwehr, P.A., a certified public accounting firm.

        Mr. McCall brings to the Board a wealth of financial, tax and accounting expertise, as well as general business, management and corporate governance expertise, gained through founding and operating his accounting firm. Mr. McCall, who is the longest tenured director, also possesses a depth of knowledge about our company through his years of Board service, including over fourteen years as Chairman of our Audit Committee.

        Frank M. Lesher has served as a director since February 2007 and currently serves on the Compensation Committee, Succession Planning and Management Development Committee, and the Nominating and Corporate Governance Committee. In July 2004, Mr. Lesher retired from Sony Electronics, Inc., a subsidiary of Sony Corporation, a publicly held manufacturer of audio, video, communication, and information technology products, where he served as Executive Vice President, General Counsel & Secretary, as well as chairing the corporation's environmental action, ethics and information privacy committees.

        Mr. Lesher, who is a lawyer and former general counsel, brings a valued legal perspective to the Board, including more than 30 years of executive experience in legal, government, trade affairs and corporate safety, as well as senior management experience.

        James R. Alexander has served as a director since March 2000, as well as a member of the Audit Committee since July 2000, as a member of the Compensation Committee since November 2002, and as the Chairman of the Compensation Committee since June 2004. Mr. Alexander had previously served as a director, as well as Chairman of the Compensation Committee, from 1994 to 1998, when he declined to stand for re-election due to other professional obligations. Mr. Alexander has been an independent catalog consultant for over 30 years, serving a variety of mail order retailers of apparel, gifts and home decor. Mr. Alexander is Founder and President of Alexander & Co., LLC, a direct marketing and retail consulting firm.

        Mr. Alexander brings to the Board over 40 years of experience as an advisor to direct marketing and specialty retail businesses. Additionally, through his industry involvement and tenure as Chairman of our Compensation Committee, Mr. Alexander possesses a wealth of knowledge about compensation trends and best practices.

        Jerry Gramaglia has served as a director since June 2004 and currently serves on the Compensation Committee and the Succession Planning and Management Development Committee, as well as serving on the Nominating and Corporate Governance Committee from June 2004 to June 2007. From May 2002 to March 2008, Mr. Gramaglia served as Entrepreneur-in-Residence and then Partner for Arrowpath Venture Partners, a Silicon Valley based venture capital firm. Mr. Gramaglia previously served as President and Chief Operating Officer for E*TRADE Group, Inc., a leading provider of electronic financial services. Mr. Gramaglia began his career at Procter & Gamble and later held marketing and general management positions for Nestle, PepsiCo, Imasco and Sprint. Mr. Gramaglia is currently interim CEO of Acxiom Corporation, a leading provider of marketing data, services and technology. He has also served on the Board of Acxiom Corporation since August 2009, as well as on their compensation committee.

        Mr. Gramaglia contributes valuable insight to the Board as a former public company executive with experience in general management, consumer marketing and eCommerce, as well as a strong working knowledge of current technology practices.

        Kay Isaacson-Leibowitz has served as a director since February 2005 and currently serves on the Compensation Committee and as Chairman of the Succession Planning & Management Development

Committee. Ms. Isaacson-Leibowitz served as Executive Vice President of Victoria's Secret Beauty Niches from July 2003 to August 2005. From 1995 to 2003, Ms. Isaacson-Leibowitz served as Executive Vice President of Merchandising for Victoria's Secret Stores. From 1994 to 1995, Ms. Isaacson-Leibowitz served as acting President and Senior Vice President of Merchandising for Banana Republic. Ms. Isaacson-Leibowitz has served as a board member of Guess?, Inc. since July 2006 and serves on their compensation and nominating committee. Ms. Isaacson-Leibowitz also served as Chair of the Advisory Board for City University of New York Honors College and is a co-founder and co-chairman of the World of Children Awards.

        As a former merchandising executive in the fashion and apparel industry, and as a member of the board of directors of another public apparel retailer, Ms. Isaacson-Leibowitz has significant industry expertise and management experience.

CORPORATE GOVERNANCE

        The Board of Directors is our governing body. It is responsible for managing the affairs of the corporation. The Board's primary responsibilities, which it carries out directly and through committees of the Board, include: (a) selecting, evaluating and overseeing the performance of, and setting the compensation for, the CEO and our other senior executive officers, (b) planning for succession with respect to the position of CEO and monitoring our succession planning for other senior executive officers, (c) reviewing, and where appropriate, approving our strategic and operating plans, (d) overseeing the conduct of our business to evaluate whether the business is being managed and conducted in accordance with such plans, and (e) overseeing the process for maintaining the integrity of our financial statements and other public disclosures in accordance with applicable law and our codes of conduct. The Board has delegated the authority and responsibility of managing the day to day business to the executive officers. The CEO, working with the other executive officers, is responsible for managing the business in a manner consistent with any specific plans, instructions or directions of the Board, and for seeking the advice and approval of the Board or its various committees as appropriate.

Committees

        The Board has an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Succession Planning and Management Development Committee. The authority and responsibilities delegated to these committees are discussed below. The members of the Board as of the date of this Proxy Statement, and the committees on which they currently serve, are set forth in the following table:

Name	Executive Committee	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Succession Planning and Management Development Committee
James R. Alexander		*	**
Jerry Gramaglia			*		*
Curt Hecker	*			**
Kay Isaacson-Leibowitz			*		**
Frank M. Lesher			*	*	*
Robert H. McCall	*	*		*
Dennis C. Pence	**				*
Michael J. Potter		**

*
Member

**
Chairperson

        Executive Committee.    The Executive Committee is empowered to act in general for the entire Board in intervals between meetings of the Board, with the exception of certain matters that by law may not be delegated. The Executive Committee meets as necessary and all actions by the Executive Committee are reported to the Board. The Executive Committee also administers our Employee Stock Purchase Plan. The actions taken by the Executive Committee are binding and do not require ratification by the Board to be legally effective. The Executive Committee currently consists of Mr. Hecker, Mr. McCall and Mr. Pence (Chairman).

        Audit Committee.    The Audit Committee's primary responsibilities include the evaluation, appointment and oversight of our independent registered public accounting firm, the approval of all audit fees and all other compensation to be paid to the independent registered public accounting firm and of any non-audit services performed by our independent registered public accounting firm, the evaluation of the independence of our independent registered public accounting firm, the review and approval of the scope of audit activities performed by the independent registered public accounting firm, the review of the Company's financial reporting processes and internal controls, and the review with the independent registered public accounting firm of the audit results. The Audit Committee currently consists of Mr. Alexander, Mr. McCall and Mr. Potter (Chairman). The Board has determined that all Audit Committee members meet the independence requirements of the SEC and NASDAQ. The Board has also determined that Mr. McCall and Mr. Potter qualify as "audit committee financial experts" within the meaning of the applicable rules of the SEC.

        Compensation Committee.    The Compensation Committee is responsible for evaluating the performance of the CEO and reviewing and establishing the compensation of the CEO and the other executive officers, including salary rates, participation in incentive compensation and benefit plans and other forms of compensation, and administering our Amended and Restated Stock Option/Stock Issuance Plan. For executive officers other than himself, Mr. Pence, our current CEO, makes recommendations to the Compensation Committee regarding salary and target bonus levels, and provides his assessment of their individual performance. Mr. Pence's recommendations are occasionally adjusted by the Compensation Committee before approval. The Compensation Committee approves Mr. Pence's goals, reviews his performance and sets his compensation.

        For all areas of executive compensation, including equity compensation awards for Named Executive Officers (NEOs), the Compensation Committee seeks the input of outside compensation consultants. In 2010, the Compensation Committee used the services of Towers Watson as its sole compensation consultant, and Towers Watson assisted the Compensation Committee with assessing overall compensation levels, peer group analysis and compensation program design. Towers Watson works exclusively for the Compensation Committee but may from time to time be called upon to assist management. When these circumstances occur, the services and fees are approved by the Compensation Committee. The Compensation Committee meets with management from time to time to assist the Compensation Committee in its analysis of executive compensation. The Compensation Committee approves the compensation of all executive officers. The Compensation Committee currently consists of Mr. Alexander (Chairman), Mr. Gramaglia, Ms. Isaacson-Leibowitz and Mr. Lesher. The Board has determined that all of the Compensation Committee members meet the independence requirements of NASDAQ.

        Nominating and Corporate Governance Committee.    The principal functions of the Nominating and Corporate Governance Committee are to identify and evaluate individuals qualified to become Board members, recommend to the Board candidates for election or re-election to, or removal from, the Board, consider and make recommendations to the Board concerning the size and composition of the Board, consider from time to time the Board committee structure and makeup, and recommend to the Board retirement policies and procedures affecting Board members. The Nominating and Corporate Governance Committee makes recommendations to the full Board regarding compensation for non-employee directors, which compensation is approved by the full Board. Additionally, this committee is responsible for taking a leadership role in the Company's approach to corporate governance, including responsibility for making recommendations to the Board regarding the company's corporate governance guidelines. The Nominating and Corporate Governance Committee currently consists of Mr. Hecker (Chairman), Mr. Lesher and Mr. McCall. The Board has determined that all of the Nominating and Corporate Governance Committee members meet the independence requirements of NASDAQ. The Nominating and Corporate Governance Committee considers Board candidates identified by its members, by other Board members or management, by stockholders and by other external sources, as described below in the section entitled "Stockholder Proposals for Next Year's Annual Meeting."

        Succession Planning and Management Development Committee.    The Succession Planning and Management Development Committee assists the Board in fulfilling its oversight responsibilities relating to the development and succession of our senior executives, including making recommendations to the Board about succession planning in the event of an emergency or the retirement of the CEO, reviewing management's succession plan for our executive officers, other than the CEO, including management's assessment of internal candidates for eventual promotion to executive positions, and reviewing and making recommendations regarding management's plan for assessing and enhancing the competencies of the executive officers. The Succession Planning and Management Development Committee currently consists of Mr. Gramaglia, Ms. Isaacson-Leibowitz (Chair), Mr. Lesher, and Mr. Pence.

Board Committee Charters

        The Charters of the Audit Committee, the Executive Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Succession Planning and Management Development Committee are available on the Investor Relations portion of our website at http://www.coldwatercreek.com.

Risk Assessment of Compensation Programs

        We do not believe that our compensation programs create risks that are reasonably likely to have a material adverse effect on our Company. We believe that the combination of different types of compensation as well as the overall amount of compensation, together with our internal controls and oversight by the Board, mitigates potential risks.

Board Leadership Structure and Role in Risk Oversight

        Mr. Pence currently serves as both our CEO and Chairman of the Board. At present, our Board believes that it is in the Company's best interests for the CEO to also serve as Chairman of the Board. The Board believes that this leadership structure enables the Board to conduct its business in the most effective and efficient manner. The Board retains the authority to modify this structure as it deems appropriate.

        In October 2008, the Nominating and Corporate Governance Committee recommended and the Board approved the appointment of a Presiding Director. The Presiding Director is responsible for coordinating, developing the agenda and moderating executive sessions of our independent directors. The Presiding Director also acts as the principal liaison for communicating with the Chairman of the Board any comments or suggestions of the independent directors regarding the board meeting agenda, as well as any other issues raised by the independent directors. The Presiding Director may be assigned other duties from time to time as deemed appropriate by the independent directors.

        The position of Presiding Director rotates among the independent directors. Responsibilities pass to the next director upon completion of each scheduled in-person meeting of the full board, such that no individual is expected to serve as Presiding Director for more than one term during any fiscal year.

        Our Board is responsible for overseeing the overall risk management process at the Company. The responsibility for managing risk rests with management while the committees of the Board and the Board as a whole participate in the oversight process. The Board regularly receives reports from executive management regarding specific aspects of risk management. The Board's standing committees support the Board by regularly addressing various issues within their respective areas of oversight. The Audit Committee's responsibilities include reviewing significant financial risk exposures and the steps management has taken to monitor, control and report these exposures. Our Audit Committee also reviews with our independent auditors and internal auditors the integrity of the Company's financial reporting processes and controls. Additionally, our General Counsel reviews with the Audit Committee significant litigation, claims and regulatory and legal compliance matters. The Compensation Committee assists the Board in fulfilling its risk management oversight responsibilities associated with risks arising from our compensation policies and programs. Each year the Compensation Committee reviews whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on the company. The Nominating and Corporate Governance Committee assists the Board in fulfilling its risk management oversight responsibilities associated with risks related to corporate governance structures and processes. Each of the committee chairs, as appropriate, reports to the full Board at regular meetings concerning the activities of the committee, the significant issues it has discussed and the actions taken by the committee.

Director Independence

        The Board has determined that seven of the eight directors who currently serve on the Board, including both of the directors standing for re-election, are "independent" within the meaning of NASDAQ rules. These directors are Mr. Alexander, Mr. Gramaglia, Mr. Hecker, Ms. Isaacson-Leibowitz, Mr. Lesher, Mr. McCall and Mr. Potter. In addition, the Board has determined that each member of the Board's Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee is independent as required by the rules of the SEC and NASDAQ.

        In connection with these independence determinations, the Board considered all of the relationships between each director and us, including those relationships not required to be disclosed by the rules of the SEC, including in particular the following relationship:

        Mr. McCall's daughter worked as a graphic designer for Coldwater Creek at our headquarters in Sandpoint, Idaho until September 2008 and then as a third party consultant intermittently from November 2008 through June 2010. The Board considered her salary and position within the Company and the fees of less than $5,000 she earned as a consultant during 2010 and determined that her employment and consulting services did not impair Mr. McCall's independence.

Board and Committee Meetings

        The Board held nine meetings during fiscal 2010. In addition, executive sessions of the independent directors without management present were held regularly throughout fiscal 2010 to discuss relevant subjects. The Executive Committee held one meeting during fiscal 2010. The Audit Committee held 13 meetings during fiscal 2010. The Compensation Committee held 11 meetings during fiscal 2010. The Nominating and Corporate Governance Committee held four meetings during fiscal 2010. The Succession Planning and Management Development Committee held four meetings during fiscal 2010. All of the directors attended at least 75% of the aggregate number of meetings held by the Board and of the committees on which such director served during 2010.

        It is our policy that all directors attend our Annual Meeting, except directors whose terms are expiring at that Annual Meeting and who are not standing for re-election. All continuing directors attended the 2010 Annual Meeting of Stockholders and it is anticipated that all directors will attend the 2011 Annual Meeting.

Codes of Conduct

        We have adopted a Code of Business Conduct and Ethics for the members of our Board. A copy of this Code of Business Conduct and Ethics is available on the Investor Relations portion of our website at http://www.coldwatercreek.com. Any future amendments to or waivers of this Code of Business Conduct and Ethics will also be posted on http://www.coldwatercreek.com.

        We have adopted a Code of Ethics for our Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. A copy of this Code of Ethics is available on the Investor Relations portion of our website at http://www.coldwatercreek.com. Any future amendments to and any waiver of this Code of Ethics that applies to our Principal Executive Officer, Principal Financial Officer or Principal Accounting Officer will also be posted on http://www.coldwatercreek.com.

        Our Code of Business Conduct applicable to all of our employees is also available on the Investor Relations portion of our website at http://www.coldwatercreek.com. Any future amendments to this Code of Business Conduct will also be posted on http://www.coldwatercreek.com.

Corporate Governance Guidelines

        On the recommendation of the Nominating and Corporate Governance Committee, the Board adopted the Coldwater Creek Corporate Governance Guidelines to promote the effective functioning of the Board and its committees, to promote the interests of stockholders, and to ensure a common set of expectations as to how the Board, its various committees, individual directors and management should perform their functions. The Corporate Governance Guidelines establish corporate governance policies and principles with respect to the role of the Board, Board size, composition and independence, selection of new Board members and Board qualifications, director education and evaluation, Board tenure and limits on other Board memberships, access to senior management, the use of independent advisors, stock ownership guidelines, the role of standing Board committees, Board and committee meetings, meeting attendance, schedules and agendas, meetings of independent directors, director compensation, Board leadership, succession planning, adherence to the code of business conduct and ethics, communications with stockholders, and Board attendance at annual meetings of stockholders. The Corporate Governance Guidelines are available on the Investor Relations section of our website located at http://www.coldwatercreek.com.

Stock Ownership Guidelines

        In December 2008, we adopted minimum stock ownership guidelines for our directors and executive officers to more closely link their interests with the interests of our stockholders and to encourage a long-term perspective in managing our business. Each non-management director should hold stock of the Company worth at least three times the annual base retainer in effect on the date the guidelines were adopted (or upon being appointed as a director, if later). Similarly, each executive officer is required to own stock of the Company having a value equal to a multiple of the executive's base salary on the date the guidelines were adopted (or upon being appointed as an executive officer, if later). The salary multiple is 3.0 for a President and an Executive Vice President and 2.0 for a Senior Vice President. Alternatively, the directors and executives may satisfy the stock ownership guidelines based on owning a minimum number of shares, thereby allowing for volatility in the stock price. These alternative stock ownership requirements are 15,000 shares for a Director, 180,000 shares for a President and an Executive Vice-President and 70,000 shares for a Senior Vice President. Directors, and executive officers have five years from the date the guidelines were adopted, or the date of appointment, if later, to reach the share ownership levels.

Policies and Procedures with Respect to Related Person Transactions

        Our Audit Committee charter requires that the Audit Committee approve all transactions requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934. Our Audit Committee has adopted a written policy governing its review of transactions with related persons. Pursuant to this policy, identified transactions with related persons, other than certain transactions that would not require disclosure pursuant to Item 404 of Regulation S-K, are subject to approval or ratification by the Audit Committee. Our policy also requires this approval or ratification for any material amendments to ongoing related person transactions. In determining whether to approve a related person transaction, the Audit Committee will consider all relevant facts and circumstances available to it, which may include the benefits of the transaction to the Company, the impact of the transaction on a director's independence, the availability of other sources for comparable products or services, and the terms of the transaction as compared with those available to or from unrelated third parties or employees generally. No director will participate in the discussion of any related person transaction in which such director has a direct or indirect interest, other than to provide material information about the transaction to the Audit Committee. For purposes of this policy, the term "related person" has the meaning contained in Item 404 of Regulation S-K.

Stockholder Communications with the Board

        Stockholders and other interested parties may contact the Board, or any member of the Board, at the following address:

  Coldwater Creek Board of Directors
  c/o Coldwater Creek Inc.
  One Coldwater Creek Drive
  Sandpoint, ID 83864

Or by e-mail at ContactBoardofDirectors@thecreek.com

        Information about the procedures for contacting the Board is available on the Investor Relations portion of our website at http://www.coldwatercreek.com.

        Information on our website is not incorporated by reference into this Proxy Statement.

STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

        Stockholder proposals intended to be considered for inclusion in next year's Proxy Statement for the 2012 Annual Meeting of Stockholders must be received by us no later than December 29, 2011. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the SEC and the procedures set forth in our bylaws. For proposals not intended to be submitted for inclusion in next year's Proxy Statement, but sought to be presented at the next Annual Meeting, our bylaws provide that stockholder proposals, and director nominations, must be received by us no later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the prior year's Annual Meeting. A stockholder's notice relating to such proposals or director nominations must set forth the information required by our Bylaws. A copy of our Bylaws is available on the Investor Relations portion of our website at http://www.coldwatercreek.com. All stockholder proposals must be in writing and mailed to our principal executive offices at One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Corporate Secretary.

        Stockholder Nominations for Director.    Stockholders may recommend candidates for nomination to the Board for consideration by the Nominating and Corporate Governance Committee by submitting in writing the names and required supporting information described below to our principal executive offices at One Coldwater Creek Drive, Sandpoint, Idaho 83864, Attention: Corporate Secretary.

        Such recommendation must include the following information:

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  Information regarding the stockholder making the nomination, including name, address, and number of shares of Common Stock beneficially owned by such person;

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  As more particularly set forth in our bylaws, the name, address, and number of shares of Common Stock beneficially owned by the stockholder and any beneficial owner on whose behalf a stockholder is acting, and a description of: (i) any agreements, arrangements or understandings between the stockholder, any such beneficial owner and their respective affiliates, and any other stockholder known to be supporting the nominee; (ii) derivative securities of any kind, whether settled in cash or in stock, directly or indirectly owned by the proponent stockholder or beneficial owner; and (iii) any agreements, arrangements or understandings entered into or made by, or on behalf of, the proponent stockholder or beneficial owner, the effect or intent of which is to mitigate loss to or manage the risk of stock price changes for, or to increase the voting power of, the stockholder or beneficial owner;

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  A representation that the stockholder will update the information in the preceding paragraph as of the Record Date promptly following the later of either the Record Date, or public announcement of the Record Date;

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  A representation whether the stockholder or the beneficial owner, or the group of which it is a part, intends to deliver a proxy statement and/or form of proxy or otherwise to solicit proxies from stockholders in support of the nomination and that the stockholder intends to appear in person or by proxy at the annual meeting of stockholders to bring such business before the meeting;

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  A representation that the stockholder or the stockholder's nominee is entitled to vote at the meeting at which directors will be elected, and that the stockholder or the stockholder's designee intends to cast its vote for the election of the director, if nominated;

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  Any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, by Regulation 14A under the Exchange Act; and

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  The name, business address and residence of the person or persons being nominated and such other information regarding each nominated person that would be required in a proxy statement filed pursuant to the SEC's proxy rules, including, but not limited to:

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  A copy of the nominee's resume;

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  Biographical information for the last five years, including directorships and principal occupation or employment of such person;

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  Date of birth;

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  A list of references;

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  A description of any relationship, arrangement or understanding between the stockholder and the nominee and any other person (including names) pursuant to which the nomination is being made;

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    A description of any direct or indirect relationship, arrangement or understanding between the stockholder or the nominee and us; and

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    The consent of each such nominee to be named in the Proxy Statement and to serve as a director if elected.

        If a stockholder does not update the required information as of the Record Date in accordance with the bylaws, or if the stockholder does not appear at the meeting to present the stockholder nominee, the stockholder nominee will be disregarded, even if proxies in respect of the stockholder nominee may have been received.

        Following verification of information submitted in support of a nomination, the Nominating and Corporate Governance Committee will make an initial analysis of the qualifications of the candidate pursuant to the director qualification criteria for director nominations described below. The Nominating and Corporate Governance Committee screens and evaluates potential candidates in substantially the same manner regardless of the source of the recommendation.

        Qualification Criteria for Director Nominations.    The Nominating and Corporate Governance Committee identifies, evaluates and recommends prospective directors to the Board with the goal of creating a balance of knowledge, experience and diversity. Potential candidates will be identified from a number of sources, including current Board members, employees, stockholders, third-party search firms and other interested parties, as appropriate. The Nominating and Corporate Governance Committee is not required to nominate candidates who are recommended by stockholders, employees or other interested parties. Candidates nominated for election or re-election to the Board should possess the following qualifications:

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  The highest professional and personal ethics and values, consistent with our image and reputation;

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  High-level leadership experience in business and administrative functions with an ability to understand business problems and evaluate and formulate solutions;

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  Industry-related and other special expertise and skills that are relevant to us and complementary to the background and experience of other Board members;

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  Ability to devote the time necessary to carry out the duties and responsibilities of Board membership, taking into consideration the individual's occupation and other commitments, such as directorships on other boards;

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  Willingness to be an active, objective and constructive participant at meetings of the Board and its committees;

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  Commitment to serve on the Board over a period of several years to develop knowledge about our business;

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  Commitment to enhance stockholder value and represent the best interests of all stockholders and to objectively evaluate management performance; and

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  The majority of directors on the Board should be "independent," not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, directors should be independent of any particular constituency and be able to represent all of our stockholders.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal 2010, the Compensation Committee consisted of James R. Alexander (Chairman), Jerry Gramaglia, Kay Isaacson-Leibowitz and Frank Lesher. None of the individuals serving on the Compensation Committee during fiscal year 2010 was an officer or employee of Coldwater Creek during fiscal year 2010, was an officer of the Company prior to fiscal 2010 or had any relationship required to be disclosed by the rules of the SEC.

 AUDIT COMMITTEE REPORT ON THE FISCAL YEAR ENDED JANUARY 29, 2011

        The information contained in this report shall not be deemed to be soliciting material or filed with the SEC, or subject to Regulation 14A or 14C or to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically request that the information be treated as soliciting material or specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act, and will not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate it by reference.

        The Board's Audit Committee is comprised solely of independent directors, as defined by the rules of the SEC and NASDAQ. During fiscal 2010, the members of the committee included James R. Alexander, Robert H. McCall and Michael J. Potter (Chairman). The Audit Committee met 13 times during the fiscal year ended January 29, 2011.

        The Audit Committee is governed by a written charter adopted and approved by the Board. The Audit Committee reviews the charter and assesses its adequacy annually. The Audit Committee oversees the Company's financial reporting process on behalf of the Board. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent registered public accountants for the fiscal year ended January 29, 2011, Deloitte & Touche LLP, was responsible for performing an independent audit of the Company's consolidated financial statements as of and for the fiscal year ended January 29, 2011 in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. Deloitte & Touche LLP, as well as the Company's internal auditor, have full access to the Audit Committee and regularly meet with the Audit Committee without management being present to discuss appropriate matters.

        Based on the Audit Committee's review of the audited consolidated financial statements, its discussion with management regarding the audited consolidated financial statements, its receipt from Deloitte & Touche LLP of written disclosures and the letter required by Independence Standards Board Standard No. 1, its discussions with Deloitte & Touche LLP regarding Deloitte & Touche LLP's independence, the audited financial statements, the matters required to be discussed with Deloitte & Touche LLP by the Statement on Auditing Standards 61, as amended, and other matters, the Audit Committee recommended to the Board that the audited consolidated financial statements as of and for the fiscal year ended January 29, 2011 be included in the Company's Annual Report on Form 10-K for such fiscal year for filing with the SEC.

FROM THE MEMBERS
OF THE AUDIT COMMITTEE
James R. Alexander
Robert H. McCall
Michael J. Potter (Chair)

 COMPENSATION DISCUSSION AND ANALYSIS

        This section includes information regarding, among other things, the overall objectives of our compensation program and each element of compensation that we provided in 2010 for our principal executive officer, principal financial officer and other individuals identified in the summary compensation table included in this proxy statement. We refer to all these individuals as our NEOs.

Objectives of Our Compensation Program

        Our Board's Compensation Committee has responsibility for reviewing and approving compensation for our NEOs. The compensation program for our NEOs is designed to attract, retain, motivate and reward talented executives who can contribute to our long-term success and thereby build value for our stockholders. During the past few years our business has changed significantly and we have made substantial adjustments in executive compensation in an attempt to respond to those changes. In determining executive compensation, like most companies, we consider such factors as competition for executive talent, our desire to link pay with performance, the use of equity to align NEO interests with those of our stockholders, and fairness, both internally and externally. There are other factors specific to us that weigh heavily into our NEO compensation decisions, such as the following:

        Economic environment.    As in 2008 and 2009, during 2010 we continued to operate in challenging macroeconomic conditions, which were evidenced in our business by a highly competitive retail selling environment and low retail store traffic levels. These conditions, as well as the product acceptance challenges we experienced with our fall and holiday assortments, had a negative impact on our revenues, gross margins and operating cash flows. Our 2010 compensation decisions were heavily influenced by these conditions and were made with an eye toward balancing fiscal conservatism with concerns for employee morale and retention.

        Intense competition for management talent within the retail industry.    Like any company, we strive to recruit top talent at all levels of our organization. Certain areas of our retail business, however, are especially prone to intense competition, most notably creative and merchandising. Within these areas we have seen extensive movement of management-level personnel between our competitors and we believe competitors and recruiters regularly contact our own executives regarding opportunities with other retailers. Additionally, given the challenges our business has faced over the past few years, we may on occasion find it necessary to exceed the total compensation offered by retail competitors whose performance has exceeded ours.

        Peer group data.    To ensure our compensation is competitive, we rely on analyses of peer data, and we generally strive to achieve total compensation for our NEOs between the 50th and 75th percentile of our peer group. In doing so, we target base salary at the 50th percentile, subject to increase based on individual performance and other factors, while providing our executives substantial opportunity to exceed the 75th percentile in total compensation based on performance through our annual incentive program and equity award grants. Total compensation for our NEOs for fiscal 2010 fell at approximately the 50th percentile of our peer group, except for our CEO who received $1 per year plus standard employee benefits and our newly appointed CFO, Mr. Bell, whose total direct compensation fell at approximately the 25th percentile. Factors which were considered by the Compensation Committee and impacted total compensation of the NEOs include levels of responsibility, the multiple roles filled by some of our executives, tenure with the Company, retention concerns and the Company's performance over the last several years. In setting 2010 NEO compensation, we considered data collected by Towers Watson, our sole compensation consultant, regarding our peer companies, as identified by our Compensation Committee. These companies included American Eagle Outfitters, Ann Taylor (now Ann), bebe, Chico's FAS, Christopher & Banks, Coach, Dress Barn (now ascena retail group), Guess?, Gymboree, J. Crew, Jos. A. Bank, Talbots and

Urban Outfitters. In selecting this peer group, we focused primarily on clothing retailers with revenues and market capitalization similar to our own. This peer group included some of our direct competitors in the women's apparel retail business, as well as specialty apparel retailers that do not cater to our target customer. We included these specialty apparel companies based primarily on their store base and similar growth strategies, as we believe our competition for top talent extends beyond our direct competitors. Since two of these peers (Gymboree and J. Crew) recently went private and two other peers (American Eagle and Coach) are now significantly larger than us, the Compensation Committee engaged Towers Watson in helping to determine an appropriate peer group going forward. For 2011 our peer group will consist of Aeropostale, Ann, ascena retail group, bebe, Buckle, Cato, Chico's FAS, Christopher & Banks, Express, Guess?, Jos. A. Bank, Lululemon Athletica, New York & Company, Rue 21, Stage Stores, Talbots, Urban Outfitters and Wet Seal.

        Substantial complexity in operations with small executive team.    Our senior team remains relatively small and continues to manage an increasingly complex business in a challenging environment. Several of our NEOs, as well as other senior executives, manage multiple job functions. We believe the demands on our executives, and the risks associated with a multi-channel business like ours, are greater than these individuals would encounter in a retail-only or direct-to-consumer-only business. We strive to recognize these demands by compensating NEOs for the increased demands and risks, such as through annual awards of stock options.

        Our headquarters location.    All of our NEOs are based in Sandpoint, Idaho. We believe Sandpoint provides an attractive community for our headquarters employees to work and live, with its abundant outdoor activities and natural setting. Nevertheless, Sandpoint is also a small, rural community and represents a major relocation for substantially all of our key hires, the majority of whom must be recruited from major metropolitan areas. Moreover, our remote location makes travel to stores and our other facilities more difficult for our NEOs than it would be if they were based in a major city. To attract and retain the talent we need, we therefore endeavor to compensate our executives above peer averages, with a level of assured cash compensation that will allow them to maintain an attractive lifestyle in Sandpoint.

        For all areas of executive compensation, including equity compensation awards for NEOs, the Compensation Committee seeks the input of outside compensation consultants. In 2010, the Compensation Committee used the services of Towers Watson as its sole compensation consultant. The Compensation Committee directed Towers Watson to assist with assessing overall compensation levels, peer group analyses and compensation program design for 2010. In addition, Towers Watson was instructed to prepare analyses and recommendations of long-term equity incentives and summary compensation statements for executive officers. When preparing these analyses, Towers Watson was instructed to consider quantitative and qualitative factors of the total compensation, cash compensation, compensation at risk and equity compensation of our peers and the trends of executive compensation among a broader range of companies.

        The Compensation Committee meets regularly with management to assist the Compensation Committee in its analysis of executive compensation. The Compensation Committee approves the compensation of all executive officers. For executive officers other than himself, Mr. Pence, our CEO, makes recommendations to our Compensation Committee regarding salary, target bonus levels and equity awards, and provides his assessment of their individual performance. Our Compensation Committee approves Mr. Pence's goals, reviews his performance and approves his compensation.

Elements of Our Compensation Program

        Salary.    We believe base salary is the key compensation-related reference point for individuals considering an employment change and that we must offer base salaries competitive with those of our peer companies in larger markets. Our peer group analysis therefore serves as a starting point in setting salaries for our executives, and in all cases we initially target a base salary for executives at the 50th percentile of our peer group, recognizing that titles and levels of responsibility vary greatly from company to company. Beyond peer data, in setting salaries we also consider factors, such as:

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  Macroeconomic conditions and the Company's projected performance;

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  Historical, long-term individual performance;

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  Tenure with the Company;

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  Tenure in current role;

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  Retention concerns;

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  Contribution to Company growth; and

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  Industry experience.

        During 2009, as part of our company-wide expense reduction initiatives, the Compensation Committee approved reductions in the base salaries of the Company's executive officers, as well as of other members of senior management, effective for fiscal 2009. These salary reductions, which impacted Mr. Larson and Ms. Shonk Simmons among our 2010 NEOs, expired at the end of fiscal 2009, and the base salaries for these NEOs were restored effective with the 2010 fiscal year. Macroeconomic conditions, as well as product acceptance challenges, however, continued to negatively impact our business in 2010. Consequently, other than restoring the 2009 salary reductions which we determined were necessary to retain our NEOs, we did not make overall salary increases for our executives in 2010.

        The base salary of Mr. Hayes was reduced from $500,000 to $450,000 when his tenure serving jointly as General Counsel and interim CFO ceased, and he resumed serving as General Counsel and assumed additional responsibility for directing the Company's Human Resources department. The compensation of Mr. Bell, who was appointed CFO in April 2010, was established at $300,000, or at approximately the 25th percentile among our peer companies, given his relatively short tenure with the Company and that he was new to the CFO role. For fiscal 2011, Mr. Bell's compensation was increased to $375,000, between the 25th and 50th percentile among peer companies. In August 2009, when Mr. Jessup joined the Company as our Chief Creative Officer, his base salary was set at $550,000, or at approximately the 75th percentile among our peer companies, based on his substantial industry experience. In June 2010, he was asked to take on additional responsibilities for product design and development and his base salary was increased to $600,000. In February 2011, given his key role in elevating the appeal of our products and the substantial burden placed on him to manage the Company's design and development teams in both New York and Sandpoint, he was promoted to President, Product Design & Development and Director of Creative Services and, in March 2011 his salary was increased to $750,000, above the 75th percentile among our peer companies. Starting with his return to the business in September 2009 and throughout 2010, at Mr. Pence's request he received a salary of $1 per year plus standard employee benefits. For fiscal 2011, the Compensation Committee established Mr. Pence's annual salary at $1 million, which was his salary prior to retiring from the Company in 2007. Mr. Pence did not participate in the Company's performance incentive plan during 2010 and has not received any equity awards in connection with his service in 2010.

        Incentive Award Program.    As in years past, our NEOs participated in our annual incentive award program, a cash-based, pay-for-performance incentive plan, pursuant to which bonuses may be awarded based on the Company's operating results before interest and taxes (EBIT), as well as individual performance. All of our NEOs were eligible to participate in the incentive award program, except for Mr. Larson who participated in a plan designed for accounting and finance, which places more emphasis on individual performance. The accounting and finance bonus program is designed to lessen the correlation between accounting personnel bonus payouts and the Company's operating results.

        The 2010 Incentive Award Program for our NEOs other than Mr. Larson was identical to the incentive program in which substantially all other salaried employees participated. Under our incentive award program, if EBIT does not exceed pre-established minimum levels, no bonus is awarded. Target individual awards for our NEOs under the program, expressed as a percentage of their base salary, are normally 50% for Messrs. Bell and Hayes, and 75% for Mr. Jessup and Ms. Shonk Simmons. In light of economic conditions, the Compensation Committee reduced each individual's target percentage for 2010 by 55%, such that the revised target percentages were 22.5% for Messrs. Bell and Hayes and 33.75% for Mr. Jessup and Ms. Shonk Simmons. The executives' actual bonus award could range from 0 to 311% of the revised target, based on the Company's EBIT performance. Additionally, an executive's bonus payment was subject to being reduced by up to 29% based on individual performance.

        Our 2010 Incentive Award Program was designed to qualify as "performance-based compensation," deductible for federal income tax purposes under IRS Code §162(m). Several important determinations by the Compensation Committee are inherent in the awards made under our incentive award programs:

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  Individual Bonus Targets.  Individual bonus targets which are expressed as a percentage of each NEO's salary are approved by the Compensation Committee. Individual bonus targets are highest for our most senior executives, as we believe these individuals have the greatest ability to impact our performance and therefore should have a higher portion of their total compensation "at risk". We believe our 2010 and 2011 target levels are competitive and sufficient incentive for our NEOs, particularly if Company-wide performance goals are exceeded.

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  Performance Metrics.  Company performance under the incentive program is measured solely in terms of EBIT. The Compensation Committee believes that focusing solely on EBIT performance goals provides a program that is relatively simple from the employee's perspective, is in line with the Company's emphasis on margin improvement and cost containment, and is consistent with the manner in which analysts and investors measure the success of our business. As in prior years, identical performance goals formed the basis for the 2010 bonus structure for all of our salaried employees, as we believe there is an intangible benefit to focusing all personnel levels on consistent goals.

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  Performance Goals.  The Compensation Committee establishes performance goals at the outset of the fiscal year based on our internal budgeting, through an iterative process with management. The Compensation Committee strives to set the minimum performance goals at ambitious levels to provide a meaningful incentive. If the minimum goal is not reached, no bonus is awarded under the program. At the same time, we believe it is important to reward extraordinary performance, and if the target levels are exceeded by a meaningful amount, our NEOs and employees may earn up to 311% of their revised target bonus amounts. No bonuses were earned under the program based on the Company's performance in 2010.

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  Return of Incentive Compensation.  We do not have a policy regarding return of incentive compensation in the event financial results are restated. Our policy is to address this situation on a case-by-case basis, considering issues such as the magnitude of the restatement and the materiality of the overpayment from the standpoint of both the Company and the individual, as well as other facts and circumstances surrounding the restatement, including motivational concerns and issues of fairness to our employees.

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  2011 Incentive Award Program.  The Company's 2011 Incentive Award Program for executives is similar in design to the 2010 plan, with each individual's normal target participation level reduced by 50% in light of economic conditions. Mr. Pence will participate in the 2011 Incentive Award Program, with an adjusted target level of 50% of base salary.

        For more information about the 2010 Incentive Award Program, including the target EBIT amounts for fiscal 2010, please see the section below entitled "Incentive Award Program" and the information reported in the Summary Compensation Table and the Grants of Plan Based Awards Table below.

        Equity Compensation.    Our equity compensation strategy seeks to allow our NEOs to participate in the Company's long-term success and encourage retention, while being mindful of the dilutive impact of equity compensation on our other stockholders. We have an annual equity grant program of awarding both restricted stock unit awards ("RSUs") and stock options to our senior executives. Our practice is to determine the dollar amount of equity compensation that we want to provide based on a total compensation analysis, considering the mix of current and long-term cash and equity compensation, and to grant a combination of RSUs and stock options with an aggregate value on the date of grant equal to that amount. As a percentage of base salary, the total award amounts for NEOs who received awards were approximately 68% for Mr. Hayes, 113% for Mr. Bell and 75% for Mr. Jessup for fiscal 2010. For RSUs, we determine the number of shares to be awarded based upon the closing price of our stock on the grant date. We employed the Black-Scholes model to determine the value of the option grants, using the same assumptions we use for financial accounting purposes. In recent years we apportioned the awards by value such that approximately 60% of each NEO's annual award was made in the form of stock options and 40% was made in RSUs, based on the Compensation Committee's belief that, although both stock options and RSUs play an important role in encouraging retention and long term performance, stock options would more closely align management interests with the creation of stockholder value. During 2010, however, the awards were weighted such that approximately 40% of each NEO's annual award was made in the form of stock options and 60% was made in RSUs, in recognition of the fact that one half of each NEO's RSU awards are subject to performance vesting, as described below.

        In establishing award levels for NEOs, we do not consider the equity ownership levels of the recipients, prior awards that are fully vested or amounts realized by the NEOs for previous awards. It is our belief that competitors who might try to recruit and hire our employees would offer new equity awards to our employees without regard to the value of any prior awards made by us. Accordingly, to remain competitive we do not reduce current award levels for amounts already realized or realizable by our NEOs.

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  Restricted Stock Unit Awards.  In prior years, RSUs have vested in full three years after grant date, subject only to the NEO's achievement of individual performance ratings at the level of "meets expectations" throughout the vesting period. The "meets expectations" level is regarded as a minimal requirement. As such, we viewed these awards as essentially time-vested, serving as our primary long-term retention device for senior executives. We incorporated performance vesting for RSU grants for the first time during 2009. Our decision to incorporate performance vesting was based on our consideration of the Company's recent performance and a desire to better align this element of compensation with performance, as well as our perception of emerging best practices. In 2009, all NEO RSU grants were subject to vesting based on performance in the areas of operating income, comparable store sales growth and stock price performance. Only one of these performance goals (comparable store sales growth) was achieved, resulting in two-thirds of the grants made to our NEOs in 2009 not vesting.

    Considering the experience with the 2009 RSU grants, and the substantial disincentive for management in forfeiting grants, the Compensation Committee made 2010 RSU awards in two tranches. The first tranche of RSUs, representing half of the restricted stock units granted, will vest and be deliverable on June 12, 2013, subject to the employee's continued employment with the Company and the receipt of satisfactory performance reviews. These awards are designed to ensure the executive some level of value upon vesting, and are consistent with the Compensation Committee's goal of encouraging long-term retention.

    The second tranche, representing half of the RSUs, will also be deliverable on June 12, 2013, subject to the achievement of a combined EBIT target for the fiscal years ending 2010, 2011 and 2012, as well as the executive's continued employment with the Company and the receipt of satisfactory performance reviews. The number of shares actually awarded under this second tranche will range from 0 to 200% of the base award amount, depending on the Company's EBIT during the performance period. The number of shares awarded will be decreased for performance below the target, and no award will be made for performance of 20% or more below the EBIT target. For performance above the target EBIT level, the award amounts will be increased, to a maximum of 200% of the base amount awarded if actual EBIT performance exceeds the target by 20% or more. A three year combined EBIT target was established based on internal forecasts, and was intended to be an ambitious goal for our executive team, as achievement of even the minimum performance threshold would represent a significant improvement over our performance in prior years. The Compensation Committee believes this type of award provides our executives with substantial incentive to improve the performance of our business, although based on our financial performance during 2010, at this time, we believe it is unlikely the minimum performance threshold will be met.

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  Stock Option Grants.  Accounting for stock-based compensation in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Compensation—Stock Compensation, makes granting stock options somewhat less attractive by requiring that we expense the fair value of the grant for financial accounting purposes. Although this accounting treatment is one of the factors we must consider in awarding options, it has not had a significant impact on our granting practices, since we believe stock options remain a highly valued component of the overall compensation package for management of a growth company such as ours and are the primary means by which our NEOs share in the Company's growth. We believe option awards will continue to be a major compensation-related factor in our ability to attract top talent. Our Compensation Committee believes annual awards to our NEOs encourage retention, because the recipient must remain employed with the Company during the four-year vesting period to receive the value of the award. Our Compensation Committee also believes stock options align the interests of management and our stockholders, since they are of no value to the NEO if our stock price does not increase. For these reasons, our Compensation Committee considers stock options to be an important part of total compensation for our NEOs.

  •
  Option and RSU Grant Practices for NEOs.  Historically, the timing of our grants of stock options and RSUs has been based on internal, operational factors. We have not had a practice of "timing" our grant awards to give effect to the pending public release of material information, and any grants we may have made to NEOs in proximity to a release of earnings or other material information is coincidental. Nevertheless, our Compensation Committee has adopted a policy that annual long-term incentive awards will be made as of our annual meeting date, which occurs in mid-June. This policy does not apply to new hires and promotions of NEOs, for which we will endeavor to approve any new awards as soon as possible after the date of hire or promotion. We believe this policy allows us to consider prior year performance as well as recent peer group data in making annual awards.

  •
  Option and RSU Grant Practice for Non-Executives.  Mr. Pence, who serves as the sole member of a Secondary Committee, has authority to approve option grants and RSUs for non-executives, subject to guidelines established by the Board. These guidelines specify the manner and time at which pricing will be determined. Awards approved by the Secondary Committee may be awards for new hires and promotions, or discretionary awards, and are reported periodically to the Compensation Committee. The exercise price of all options granted to our employees is equal to the fair market value of our Common Stock on the date of grant, measured as the closing price of our Common Stock on the grant date as reported by NASDAQ.

        Stock Ownership Guidelines.    In December 2008, we adopted stock ownership guidelines that require our NEOs and other executive officers to maintain certain ownership levels of our common stock. A description of these guidelines is provided above under "Corporate Governance—Stock Ownership Guidelines."

        Supplemental Executive Retirement Plan.    Our Supplemental Executive Retirement Plan ("SERP") provides monthly benefits upon retirement, death or disability and was put in place during 2005 to encourage retention for our most senior executives by providing for increased retirement benefits for each additional year of employment, subject to vesting conditions. As of Ms. Shonk Simmons's retirement on January 29, 2011, none of our NEOs is accruing benefits under the SERP. Mr. Pence began receiving payments under the SERP in connection with his retirement in 2007. However, under the terms of the SERP, Mr. Pence's benefit payments suspended when he resumed his employment with the Company.

        Perquisites.    Most of the benefits we provide to our NEOs are made available to all of our other salaried employees on a non-discriminatory basis, and for this reason are not considered "perquisites." Benefits we provide on a non-discriminatory basis include our medical and dental insurance, life insurance, 401(k) plan, employee stock purchase plan and discounts on our products. Relocation benefits are also reimbursed but are individually negotiated when they occur. Members of senior management, including our NEOs, are provided personal use of the Company's airport shuttle service for themselves and their family members and houseguests, at no cost to the executive. We provide a gross up for the tax incurred by the executives for this service, which is considered a perquisite. On occasion we may permit family members of our NEOs to accompany them on business trips under our business jet fractional share program, subject to compliance with applicable tax regulations. However, we incur no incremental cost in this situation. During fiscal 2010, to encourage health and fitness among our executive team, we permitted our NEOs to participate in an executive health program and we provided our executives with access to a personal trainer, at no cost to the executive. We provided tax gross-ups with respect to these perquisites, both of which have been discontinued due to cost constraints.

Change in Control and other Termination Events

Severance

        We have employment agreements with Messrs. Hayes and Jessup. Descriptions of these employment agreements are provided in the section below entitled "Payments and Entitlements upon Change in Control or other Termination Events" of this Proxy Statement. Ms. Shonk Simmons, who retired effective January 29, 2011, had an employment agreement which expired in December 2010.

        Historically, the Company did not have employment or severance agreements with its NEOs or employees. In 2006, however, we initiated a practice of entering into employment agreements with substantially all of our executives. Our primary consideration in doing so was to encourage long-term retention by providing a guaranteed level of financial protection upon loss of employment. We also considered the highly competitive market for executive level talent and the widespread use of employment agreements in our industry at that time. We believe that change in control severance provisions of the type incorporated in these agreements align executive and stockholder interests by enabling the executive to consider corporate transactions that are in the best interests of the stockholders and other constituents of the Company without undue concern over whether the transactions may jeopardize the executive's own employment. We further believe that employment or severance agreements are often an important consideration when we are recruiting executives to relocate to Sandpoint. Our employment agreements with both Mr. Hayes and Mr. Jessup were entered into in 2009, when they joined the Company. Consequently, although we have not determined whether to offer employment or severance agreements to all NEOs going forward, we expect that these agreements will continue to be a part of our overall compensation structure for executives.

        Under each of the agreements, the executive is entitled to receive severance for various termination events, including departure for Good Reason or dismissal Without Cause, regardless of the occurrence of a Change in Control (as those terms are defined under the agreements). With respect to severance upon a Change in Control, each executive's agreement requires a "double trigger"—a change in control followed by an involuntary loss of employment within one year thereafter. Additionally, under Ms. Shonk Simmons' agreement, for a period of 30 days commencing one year after a Change in Control, and without the occurrence of an additional event, Ms. Shonk Simmons had the right to terminate her employment (with or without any reason) and receive severance. We believe that the provision permitting Ms. Shonk Simmons to receive severance benefits upon her voluntary resignation following a Change in Control was important to ensure that she had a strong incentive not to voluntarily resign during the one-year period after a Change in Control.

        In general, the severance payment for Ms. Shonk Simmons was equal to two and one-half times her annual salary as of the date of termination and was equal to two and one-half times the sum of the annual salary and the annual bonus amount at target level if the termination was within twelve months of a Change in Control. Ms. Shonk Simmons also would have been entitled to health benefits for eighteen months, to accelerated vesting of all outstanding equity awards and to accelerated vesting of the payments she was eligible to receive under the SERP. The vesting of equity awards upon a termination other than within twelve months of a Change in Control that are subject to performance vesting requirements would only occur, however, to the extent the performance goals for any pending bonus period were subsequently determined to have been achieved. In addition, if Ms. Shonk Simmons' employment were to be terminated as a result of permanent disability, she would have been entitled to receive her current monthly base salary for eighteen months following termination.

        The severance payment for Messrs. Hayes and Jessup is equal to one and one-half times annual salary as of the date of termination and is equal to one and one-half times the sum of the annual salary and the annual bonus amount at target level if the termination is within twelve months of a Change in Control. Messrs. Hayes and Jessup would also be entitled to health benefits for twelve months and to accelerated vesting of all outstanding equity awards. The vesting of equity awards upon a termination other than within twelve months of a Change in Control that are subject to performance vesting requirements will only occur to the extent the performance goals for any pending bonus period are subsequently determined to have been achieved. Also, as discussed below, our executive equity awards made in fiscal 2010 were made conditional on the executive agreeing that the award would not vest in the event of a termination other than within twelve months of a Change in Control, notwithstanding the language of the executive's employment agreement. If Mr. Hayes' or Mr. Jessup's employment is terminated as a result of permanent disability, each is entitled to receive his then current monthly base salary for twelve months following termination.

Equity

        In general, upon a corporate transaction that involves the sale of all or substantially all of our assets or the transfer (including by merger or consolidation) of 50 percent or more of the voting power of our outstanding securities, all outstanding stock options and RSUs held by our employees, including our executives, will vest in full unless as part of the corporate transaction if (a) the options are assumed by the acquiring entity or replaced with a comparable option for shares of stock of the acquiring entity, or (b) are replaced with a cash payout that preserves the spread existing on the unvested option at the time of the transaction and provides for the subsequent payout under the same vesting schedule. RSUs granted to our executives and other employees similarly vest in full upon a corporate transaction unless they are assumed by the acquiring entity. Each of the employment agreements provides for accelerated vesting of all outstanding equity awards in connection with certain terminations of employment, as described above. The executive equity awards in fiscal 2010 were made conditional on the executive agreeing that the award would not vest in the event of a termination other than within twelve months of a Change in Control, notwithstanding the language of the executive's employment agreement. It was the Compensation Committee's belief that, given the level of equity grants, vesting of all equity awards would provide the executive with an unreasonably large severance benefit. We intend to continue to impose this limitation on future grants and to revise future versions of any executive employment or severance agreements we may enter into to reflect this change in our approach.

SERP

        The vesting of accrued benefits under our SERP may be accelerated by the Board at its discretion in connection with a Change in Control, in which case all accrued benefits would accelerate and be payable in a lump sum equal to the actuarial equivalent value of the benefit (less any payments that had already been paid to the participant). In connection with certain terminations of employment, as described above, Ms. Shonk Simmons' employment agreement provided for accelerated vesting of future payments she would be eligible to receive under the SERP.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Board of Directors of Coldwater Creek Inc. oversees the Company's compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement.

        In reliance on the review and discussion referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2011 and the Company's Proxy Statement to be filed in connection with the Company's 2011 Annual Meeting of Stockholders, each of which will be filed with the SEC.

COMPENSATION COMMITTEE
James R. Alexander (Chair)
Jerry Gramaglia
Kay Isaacson-Leibowitz
Frank Lesher

 Summary Compensation Table

        The following table sets forth certain information concerning compensation earned by our NEOs for fiscal years 2010, 2009 and 2008.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(2)		Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)		Total ($)
Dennis C. Pence	2010	$1	—		—		—	—	—	$4,236	(7)	$4,237
Chairman of the Board of	2009	$1	—		—		—	—	—	$744		$745
Directors, President and Chief Executive Officer
James A. Bell	2010	$292,923	—		$80,250	(13)	$172,800	—	—	$4,508	(8)	$550,481
Senior Vice President and Chief Financial Officer
John E. Hayes III	2010	$481,703			$90,950	(14)	$120,700			$5,813	(9)	$699.166
Senior Vice President, General Counsel	2009	$391,415	—		$11,670		$138,715	—	—	$38,889		$580,689
Georgia Shonk Simmons	2010	$600,000	—		—		—		$483,807	$8,094	(10)	$1,091,901
President and Chief	2009	$510,000	—		$46,680		$328,860	—	$337,735	$771		$1,224,046
Merchandising Officer	2008	$600,000	—		$364,200		$529,200	$118,125	$120,691	$12,909		$1,745,125
Jerome Jessup	2010	$581,731	$152,100	(1)	$133,750	(15)	$177,500			$1,869	(11)	$1,046,950
President and Chief Creative Officer
Robert B. Larson	2010	$101,093	—		—		—			$241	(12)	$101,334
Vice President and Chief Accounting Officer	2009	$235,779	—		$31,900		—	—	—	$553		$268,232

(1)
Represents second installment of a hiring bonus.

(2)
Amounts in this column reflect the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 for RSUs granted in fiscal 2010 and prior years under our Amended and Restated Stock Option/Stock Issuance Plan. The assumptions made in the valuation of these awards are set forth in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended January 29, 2011. For further information on these awards, see the Grants of Plan-Based Awards table.

(3)
Amounts in this column reflect the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 for stock options granted in fiscal 2010 and prior years under our Amended and Restated Stock Option/Stock Issuance Plan. The assumptions made in the valuation of these awards are set forth in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended January 29, 2011. For further information on these awards, see the Grants of Plan-Based Awards table.

(4)
The amounts shown in this column consist of payments made under our Equity Incentive Plan, which is described below under the heading "Equity Incentive Plan."

(5)
The amounts shown in this column represent the aggregate increase in actuarial value of each of the NEO's benefits under our SERP, which is described below under the heading "Supplemental Executive Retirement Plan."

(6)
Amounts shown in this column represent matching contributions we made to NEO's accounts under our 401(k) Plan, reimbursement of payment for taxes and for life insurance premiums paid on behalf of our NEOs, except as disclosed in the footnotes below. Perquisites are not included in this table if the aggregate incremental cost to us of all perquisites we provided to the NEO in fiscal 2010 was less than $10,000.

(7)
Includes $4,120 for reimbursement of taxes.

(8)
Includes $685 for reimbursement of taxes and $3,222 for an executive health program.

(9)
Includes $2,041 for reimbursement of taxes and $3,170 for an executive health program.

(10)
Includes $947 for reimbursement of taxes and $6,545 for an executive health program.

(11)
Includes $1,267 for reimbursement of taxes.

(12)
Includes $241 for life insurance premiums.

(13)
Amount includes the aggregate grant date fair value of RSUs with service conditions. Amount does not include the aggregate grant date fair value of $80,250 related to RSUs with performance conditions. At the fiscal year end, it was determined that the performance conditions were not probable of being met.

(14)
Amount includes the aggregate grant date fair value of RSUs with service conditions. Amount does not include the aggregate grant date fair value of $90,950 related to RSUs with performance conditions. At the fiscal year end, it was determined that the performance conditions were not probable of being met.

(15)
Amount includes the aggregate grant date fair value of RSUs with service conditions. Amount does not include the aggregate grant date fair value of $133,750 related to RSUs with performance conditions. At the fiscal year end, it was determined that the performance conditions were not probable of being met.

2010 Grants of Plan-Based Awards

        The following table shows certain information about incentive plan awards and other equity awards granted to NEOs during fiscal 2010.

							Grant Date Fair Value of Stock or Option Awards Granted in Fiscal 2010 ($)(3)
		Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)
James A. Bell	12-Jun-10	0	18,750	18,750	—	—	$80,250
	12-Jun-10	0	18,750	37,500	—	—	$80,250
	30-Apr-10	—	—		15,000	$7.08	$66,300
	12-Jun-10	—	—		37,500	4.28	$106,500
John E. Hayes III	12-Jun-10	0	21,250	21,250	—	—	$90,950
	12-Jun-10	0	21,250	42,500	—	—	$90,950
	12-Jun-10	—	—		42,500	$4.28	$120,700
Jerome Jessup	12-Jun-10	0	31,250	31,250	—	—	$133,750
	12-Jun-10	0	31,250	62,500	—	—	$133,750
	12-Jun-10	—	—		62,500	$4.28	$177,500

(1)
Amounts shown relate to our 2010 Equity Incentive Plan. The "Threshold" level amounts reported above assume that we do not achieve the minimum performance goals. The "Target" level amounts reported above assume that we achieve the targeted performance goals. The "Maximum" level amounts reported above assume that we exceed the maximum performance goals. The aggregate grant date fair values of these awards are set forth above in the Summary Compensation Table. For a full description of the 2010 Equity Incentive Plan, see "Equity Incentive Plan" below.

(2)
Consists of options to purchase our Common Stock granted under our Amended and Restated Stock Option/Stock Issuance Plan. The exercise price is equal to the closing price of our Common Stock on the grant date, and the options vest in four equal installments on each of the first, second, third and fourth anniversaries of the grant date and expire on the seventh anniversary of the grant date.

(3)
Amounts in this column reflect the grant date fair value of options or RSUs granted during fiscal 2010 calculated in accordance with FASB ASC Topic 718. The assumptions made in the valuation of these awards are set forth in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended January 29, 2011.

        Equity Incentive Plan.    On June 12, 2010, the Compensation Committee approved the award of performance-based RSUs to the Company's named executive officers identified in the Company's proxy statement filed with the SEC for its fiscal 2010 annual stockholders meeting. The issuance of shares of common stock subject to the RSUs was subject to the achievement of combined EBIT target for fiscal 2010, 2011 and 2012, as well as continued employment with the Company and the receipt of satisfactory performance reviews. The number of shares actually awarded will range from 0 to 200% of the base award amount, depending on our EBIT during the performance period.

        In addition to the EBIT performance based awards, the Compensation Committee also approved the award of service-based RSUs to the Company's named executive officers identified in the Company's proxy statement filed with the SEC for its fiscal 2010 annual stockholders meeting. These awards are subject to his or her continued employment with the Company and the receipt of performance reviews during such period of "meets expectations" or better. The RSUs are further subject to the other terms and conditions of the Company's Amended and Restated Stock Option/Stock Issuance Plan and form of Stock Unit Agreement previously approved by the Board of Directors.

Outstanding Equity Awards at Fiscal Year-End

        The following table shows certain information about equity awards held by our NEOs that were outstanding at the end of fiscal 2010, all of which were granted under our Amended and Restated Stock Option/Stock Issuance Plan.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(10)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(10)
Dennis C. Pence	—	—		—	—	—		—	—		—
James A. Bell	2,500	7,500	(1)	$8.20	10/3/2016
	1,250	3,750	(2)	$4.46	1/2/2017
		15,000	(3)	$7.08	4/30/2017
		37,500	(4)	$4.28	6/12/2017
									18,750	(12)	$54,938
									18,750	(13)	$54,938
John E. Hayes III	12,500	37,500	(5)	$1.69	2/29/2016
	5,063	15,187	(6)	$5.90	6/13/2016
		42,500	(7)	$4.28	6/12/2017
									3,000	(14)	$26,370
									21,250	(12)	$62,263
									21,250	(13)	$62,263
Jerome Jessup	18,750	56,250	(8)	$7.69	8/28/2016
		62,500	(9)	$4.28	6/12/2017
						50,000	(11)	$146,500	31,250	(12)	$91,563
									31,250	(13)	$91,563
Georgia Shonk Simmons	47,700	—		$11.38	4/28/2011
	32,000	—		$27.04	4/28/2011
	45,000	—		$24.37	4/28/2011
	37,052	—		$6.07	4/28/2011
	20,250	—		$5.90	4/28/2011

(1)
Consists of 2,500 options that vest on October 3, 2011, 2,500 options that vest on October 3, 2012 and 2,500 options that vest on October 3, 2013.

(2)
Consists of 1,250 options that vest on January 2, 2012, 1,250 options that vest on January 2, 2013, and 1,250 options that vest on January 2, 2014.

(3)
Consists of 3,750 options that vest on April 30, 2011, 3,750 options that vest on April 30, 2012, 3,750 options that vest on April 30, 2013 and 3,750 options that vest on April 30, 2014.

(4)
Consists of 9,375 options that vest on June 12, 2011, 9,375 options that vest on June 12, 2012, 9,375 options that vest on June 12, 2013 and 9,375 options that vest on June 12, 2014.

(5)
Consists of 12,500 options that vest on February 28, 2011, 12,500 options that vest on February 29, 2012 and 12,500 options that vest on February 28, 2013.

(6)
Consists of 5,063 options that vest on June 13, 2011, 5,062 options that vest on June 13, 2012 and 5,062 options that vest on June 13, 2013.

(7)
Consists of 10,625 options that vest on June 12, 2011, 10,625 options that vest on June 12, 2012, 10,625 options that vest on June 12, 2013 and 10,625 options that vest on June 12, 2014.

(8)
Consists of 18,750 options that vest on August 28, 2011, 18,750 options that vest on August 28, 2012 and 18,750 options that vest on August 28, 2013.

(9)
Consists of 15,625 options that vest on June 12, 2011, 15,625 options that vest on June 12, 2012, 15,625 options that vest on June 12, 2013 and 15,625 options that vest on June 12, 2014.

(10)
Determined by multiplying $2.93, the closing price of our Common Stock on January 29, 2011, by the number of shares underlying each RSU award.

(11)
Represents shares of Common Stock underlying RSUs granted under our Amended and Restated Stock Option/Stock Issuance Plan, which vest and are deliverable on August 28, 2012, subject to the executive obtaining performance reviews within the range of "meets expectations" throughout the vesting period.

(12)
Represents shares of Common Stock underlying RSUs granted under our Amended and Restated Stock Option/Stock Issuance Plan, which vest and are deliverable on June 12, 2013, subject to the executive obtaining performance reviews within the range of "meets expectations" throughout the vesting period.

(13)
Represents shares of Common Stock underlying RSUs granted under our Amended and Restated Stock Option/Stock Issuance Plan, which vest and are deliverable on June 12, 2013, subject to the executive obtaining performance reviews within the range of "meets expectations" throughout the vesting period and the achievement of the EBIT target.

(14)
Represents shares of Common Stock underlying RSUs granted under our Amended and Restated Stock Option/Stock Issuance Plan, which vest and are deliverable on August 2, 2012, subject to the achievement of the comparable store sales growth target.

Option Exercises and Stock Vested

        The following table shows information about stock options exercised by our NEOs and stock awards held by our NEOs that vested during fiscal year 2010.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Georgia Shonk Simmons			15,000	$64,500
Robert Larson	6,250	$7,117

(1)
Amounts shown in this column were determined based on the difference between the closing market price of the underlying common stock as reported by NASDAQ on the exercise date and the exercise price of the option.

(2)
Amounts include shares withheld for income tax payments.

(3)
Amounts shown in this column were calculated by multiplying the closing market price of the common stock as reported by NASDAQ on the vesting date by the number of shares vested.

 Pension Benefits

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefits(1)	Payments During Last Fiscal Year
Dennis C. Pence	Supplemental Executive Retirement Plan	20	$7,088,795	—
Georgia Shonk Simmons	Supplemental Executive Retirement Plan	12.6	$2,178,611	—

(1)
Amounts shown in this column represent the actuarial present value of the NEO's accumulated benefit under the SERP computed using the same assumptions used for financial reporting purposes except that the SERP's normal retirement age of 59 was used as the retirement age assumption for Ms. Shonk Simmons. See Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended January 29, 2011 for a discussion of the methodology and assumptions used in calculating these amounts.

        Supplemental Executive Retirement Plan.    On October 1, 2005, the Board approved a SERP for certain executive officers and key employees effective as of October 30, 2005. The SERP is an unfunded, non-qualified benefit plan that provides eligible participants with monthly benefits upon retirement, termination of employment, death or disability, subject to certain conditions. The NEOs who are participating in the SERP include Mr. Pence and Ms. Shonk Simmons.

        The following table sets forth the aggregate estimated annual retirement benefits as of January 29, 2011 for the SERP participants:

Name	Annual Retirement Benefit
Dennis C. Pence	$573,805	(1)
Georgia Shonk Simmons	$166,001	(2)

(1)
Based on retirement to commence 2015.

(2)
Based on actual retirement commencement of February 1, 2011.

        Normal SERP retirement benefits are determined by multiplying a percentage equal to 2.5 percent of each eligible executive's average monthly earnings by the number of years of his or her service with the Company, up to a maximum of twenty years. "Average monthly earnings" means the highest average of the participant's monthly base salary during any consecutive 60-month period after October 30, 2005 in which the participant is an employee in the 120 months preceding his or her employment termination. For purposes of this calculation in applicable circumstances the 60-month and 120-month periods refer to such fewer number of months as measured from October 30, 2005 to a participant's employment termination date.

        No benefits are payable under the SERP upon retirement unless a participant has become fully vested. SERP benefits vest as to each participant after he or she (a) provides continuous service to the Company for at least (i) five years after adoption of the SERP or (ii) a total of fifteen years, and (b) reaches the age of 55. If a participant engages in certain competitive activities or in fraudulent or dishonest conduct or otherwise fails to comply with our professional or ethical standards, all SERP benefits of such participant will immediately cease and be forfeited.

        Benefits are generally payable to vested participants over their lifetime after separation from service on or after age 62, subject to the advance election by a participant for his or her spouse to receive a survivor annuity equal to 50 percent or 100 percent of the participant's benefit. If a participant continues providing services after age 62, the benefit will continue to accrue (subject to the twenty-year maximum) and vested benefits will be payable upon retirement. If a vested participant retires before reaching the age of 62, his or her SERP benefit will stop accruing and the amount of the SERP benefit will be reduced by multiplying his or her normal retirement benefit by four percent for each year that his or her age is under 62 as of the date of retirement.

        If a vested participant dies prior to retirement and has a surviving spouse, the spouse will receive during his or her lifetime monthly payments in the amount that would have been payable if the participant had survived and had elected the 50 percent joint and survivor annuity. If a participant dies after retirement, survivor benefits are payable only if the participant had elected payment of a joint and survivor annuity.

 PAYMENTS AND ENTITLEMENT UPON CHANGE IN CONTROL AND
OTHER TERMINATION EVENTS

        The following is a description of the specific circumstances relating to termination of employment and Change in Control of the Company that will trigger payments to our NEOs and a calculation of the estimated payment as a result of the occurrence of such events had they occurred on January 29, 2011, the end of our fiscal year.

Executive Employment Agreement

        We have three-year employment agreements with Messrs. Hayes and Jessup.

        These agreements provide for payments to be made to the executive upon certain termination events, including a "Change in Control" of the Company (generally defined as (i) the acquisition of securities possessing more than 50 percent of the total combined voting power of our outstanding securities; (ii) a change in the majority of the Board by reason of one or more contested elections; or (iii) a sale of all or substantially all of the assets of the Company).

        Under the employment agreement, if any of the following termination events occurs:

  •
  The executive's employment is terminated by the Company Without Cause (generally defined as conviction for the commission of a felony; dishonesty; continuing failure to perform duties; material violation of Company policy; or material violation of the terms of the employment agreement, including its non-competition provision);

  •
  The executive terminates employment for Good Reason (as defined below);

        The executive is entitled to receive:

  •
  Lump sum cash severance payment. This payment is equal to one and one-half times the annual salary;

  •
  Full vesting of all unvested equity awards held by the executive other than any awards subject to performance-based vesting requirements, in which case vesting will be accelerated only to the extent the performance goals for any pending bonus period are subsequently determined to have been achieved; and

  •
  Continuation of health benefits for twelve months.

In the event the executive's employment is terminated Without Cause or for Good Reason within one year following a Change in Control the executive will receive an increased lump-sum cash severance payment. This payment is equal to one and one-half times the sum of annual salary plus the annual bonus at target level in effect on the day of termination. In addition, any unvested equity awards would vest in full subject to performance-based vesting requirements.

        The executive has Good Reason to terminate employment with the Company:

  •
  Upon the material reduction of authority, duties and responsibilities;

  •
  Upon a reduction in annual salary, except in connection with a reduction in compensation generally applicable to senior management employees of the Company;

  •
  Upon the Company's relocation of the executive's principal place of employment more than 50 miles from the Company's principal place of business in Sandpoint, Idaho; or

  •
  Upon the Company's material and willful breach of the agreement.

        Under the employment agreements, the Company has the right, to the extent permitted by law, to terminate an executive's employment if he becomes eligible for disability benefits under the Company's long-term disability plans. In the case of a termination due to disability, Messrs. Hayes and Jessup will be entitled to continuation of annual salary in effect on the day of termination for a period of twelve months.

        Messrs. Hayes and Jessup are subject to non-competition covenants during employment and for twelve months thereafter.

Potential Payments to John E. Hayes III upon the Occurrence of Certain Events

        Assuming the occurrence of the following termination events and/or Change in Control on January 29, 2011, Mr. Hayes would be entitled to receive the additional payments set out in the tables below:

Component of Compensation	Termination by the Executive For Good Reason		Termination by the Company Without Cause		Termination due to the Executive's Disability		Change in Control of Company with Executive's Termination
Cash Severance	$683,847	(1)	$683,847	(1)	$458,847	(2)	$1,021,347	(3)
Restricted Stock Units(4)—Accelerated	$8,790		$8,790		—		$8,790
Stock Options(4)—Accelerated	$46,500		$46,500		—		$46,500
Health & Welfare	$13,810		$13,810		—		$13,810

Total	$752,947		$752,947		$458,847		$1,090,447

(1)
Includes one and one half times annual salary plus accrued absences as of January 29, 2011.

(2)
Upon permanent disability, Mr. Hayes is entitled to his current monthly salary (which as of January 29, 2011 is $37,500) for a period of twelve months and accrued absences as of January 29, 2011.

(3)
Includes one and one half times annual salary and target bonus, and accrued absences as of January 29, 2011.

(4)
For purposes of the table above, the value of RSUs represents the number of shares under the award multiplied by the Company's 2010 fiscal year-end closing stock price of $2.93. For stock options, the value represents the number of option shares outstanding for the executive multiplied by the difference between the Company's 2010 fiscal year-end closing stock price and the option's exercise price.

Potential Payments to Jerome Jessup upon the Occurrence of Certain Events

        Assuming the occurrence of the following termination events and/or Change in Control on January 29, 2011, Mr. Jessup would be entitled to receive the additional payments set out in the tables below:

Component of Compensation	Termination by the Executive For Good Reason		Termination by the Company Without Cause		Termination due to the Executive's Disability		Change in Control of Company with the Executive's Termination
Cash Severance	$911,645	(1)	$911,645	(1)	$611,645	(2)	$1,586,645	(3)
Restricted Stock Units(4)—Accelerated	$146,500		$146,500		—		$146,500
Stock Options(4)—Accelerated	—		—		—		—
Health & Welfare	$13,810		$13,810		—		$13,810

Total	$1,071,955		$1,071,955		$611,645		$1,746,955

(1)
Includes one and one half times annual salary plus accrued absences as of January 29, 2011.

(2)
Upon permanent disability, Mr. Jessup is entitled to his current monthly salary (which as of January 29, 2011 is $50,000) for a period of twelve months and accrued absences as of January 29, 2011.

(3)
Includes one and one half times annual salary and target bonus, and accrued absences as of January 29, 2011.

(4)
For purposes of the table above, the value of RSUs represents the number of shares under the award multiplied by the Company's 2010 fiscal year-end closing stock price of $2.93. For stock options, the value represents the number of option shares outstanding for the executive multiplied by the difference between the Company's 2010 fiscal year-end closing stock price and the option's exercise price.

Overview of Non-Employee Director Compensation

        We provide a combination of cash and equity compensation to our non-employee directors for their service on the Board. Our employee directors do not receive compensation for serving on the Board. Their compensation is reported above under "Executive Compensation." The following tables and narrative discussion describe each element of non-employee director compensation for fiscal 2010 in greater detail.

Non-Employee Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(8)	All Other Compensation ($)(9)	Total ($)
James R. Alexander(1)	$139,000	$25,000	$10,486	$174,486
Jerry Gramaglia(2)	$116,000	$25,000	$13,810	$154,810
Curt Hecker(3)	$104,500	$25,000	$54	$129,554
Kay Isaacson-Leibowitz(4)	$131,000	$25,000	$10,486	$166,486
Frank M. Lesher(5)	$120,500	$25,000	$12,668	$158,168
Robert H. McCall(6)	$119,500	$25,000	$10,486	$154,986
Michael J. Potter(7)	$130,500	$25,000	$13,810	$169,310

(1)
Mr. Alexander held 5,841 RSUs and 25,313 stock options that remained outstanding as of January 29, 2011.

(2)
Mr. Gramaglia held 5,841 RSUs and 62,716 stock options that remained outstanding as of January 29, 2011.

(3)
Mr. Hecker held 5,841 RSUs and 101,255 stock options that remained outstanding as of January 29, 2011.

(4)
Ms. Isaacson-Leibowitz held 5,841 RSUs and 45,144 stock options that remained outstanding as of January 29, 2011.

(5)
Mr. Lesher held 5,841 RSUs and 30,000 stock options that remained outstanding as of January 29, 2011.

(6)
Mr. McCall held 5,841 RSUs and 84,375 stock options that remained outstanding as of January 29, 2011.

(7)
Mr. Potter held 5,841 RSUs and 30,000 stock options that remained outstanding as of January 29, 2011.

(8)
Amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for RSUs granted in fiscal 2010 under our Amended and Restated Stock Option/Stock Issuance Plan. The assumptions made in the valuation of these awards are set forth in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended January 29, 2011.

(9)
Consists of amounts paid by the Company with respect to life and health insurance premiums.

	Annual Retainer	Meeting Fees
Board of Directors	$50,000	One hour or more:	$3,000
		Under one hour:	$1,000
Committees of the Board of Directors	$5,000	One hour or more:	$2,000
		Under one hour:	$500
Audit Committee Chair	$30,000
Compensation Committee Chair	$15,000
Nominating and Corporate Governance Committee Chair	$15,000
Succession Planning and Management Development Committee Chair	$15,000

        RSUs having a value of $25,000 are automatically granted to each individual who continues to serve as a non-employee director on the date of our Annual Meeting, provided such individual has served as a non-employee director for at least 90 days. This automatic RSU grant is based on the market price of our Common Stock on the date of grant. The RSUs vest upon completion of one year of Board service measured from the grant date. These RSUs are granted under our Amended and Restated Stock Option/Stock Issuance Plan. Each RSU immediately vests in full upon certain corporate transactions or a Change in Control of the Company.

        Additionally, new non-employee directors who join the Board receive stock options to purchase 30,000 shares of Common Stock (the "New Director Options"). The New Director Options have an exercise price equal to the fair market value of the Common Stock on the date of grant. These options vest in one installment after the completion of three years of continuous Board service, as measured from the grant date. The New Director Options are issued under our Amended and Restated Stock Option/Stock Issuance Plan. Each New Director Option immediately vests in full upon certain corporate transactions or a Change in Control of the Company.

        In December 2008, we adopted stock ownership guidelines that require non-management Directors to maintain certain ownership levels of our common stock. A description of these guidelines is provided above under "Corporate Governance—Stock Ownership Guidelines."

        We pay for the life insurance policies for our independent directors. We also provide Mr. Alexander, Mr. Gramaglia, Ms. Isaacson-Leibowitz, Mr. Lesher, Mr. McCall and Mr. Potter with health insurance under our standard health insurance policy generally available to our employees. We reimburse our non-employee directors for expenses they incur in connection with service on the Board, including travel related expenses associated with attending Board meetings.

        Our directors also receive product samples and gift cards from time to time of less than $100 in value, and are afforded our standard employee discount for any goods or services they purchase from us. Additionally, spouses of our directors may accompany them to our annual corporate retreat and Board meeting at our expense, which may include commercial air travel or travel under our business jet fractional share program, as well as incremental expenses for food and other activities while attending the retreat. The aggregate incremental cost to us of all the perquisites we provided to any director in 2010 was less than $10,000.

 EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of Securities to Be Issued on Exercise of Outstanding Options, Warrants, and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	3,738,089	(1)	$7.79	(2)	2,189,519	(3)
Equity compensation plans not approved by security holders	—		—		—

Total	3,738,089		$7.79		2,189,519

(1)
Consists of options and 690,387 unvested RSUs awarded under the Amended and Restated Stock Option/Stock Issuance Plan.

(2)
Does not include the 690,387 unvested RSUs, as such awards do not have an exercise price.

(3)
Includes 1,030,165 shares of Common Stock that remain available for future grants under the Amended and Restated Stock Option/Stock Issuance Plan and 1,159,354 shares of Common Stock available for purchase under our 2006 Employee Stock Purchase Plan.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of Common Stock as of March 31, 2011, by:

  •
  Each person, or group of affiliated persons, known by us to beneficially own more than five percent of the outstanding shares of Common Stock;

  •
  Each director and nominee for director;

  •
  Our NEOs; and

  •
  All of our current directors and executive officers as a group.

        All shares are subject to the named person's sole voting and investment power except where otherwise indicated.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
E. Ann Pence(2)	18,133,671	19.6%
Dennis C. Pence(3)	13,208,307	14.3%
Kornitzer Capital Management, Inc.(4)	9,127,658	9.9%
James R. Alexander(5)	73,355	*
Jerry Gramaglia(6)	97,071	*
Curt Hecker(7)	160,174	*
Kay Isaacson-Leibowitz(8)	62,000	*
Frank M. Lesher(9)	55,623	*
Robert H. McCall(10)	115,217	*
Michael J. Potter(9)	64,634	*
Georgia Shonk Simmons	151,886	*
John E. Hayes III(11)	30,063	*
James A. Bell(12)	8,990	*
Jerome Jessup(13)	18,750	*
All directors and executive officers as a group (12 persons)(14)	14,046,070	15.2%

*
Less than one percent. The address for officers, directors and Ann Pence is c/o Coldwater Creek Inc., One Coldwater Creek Drive, Sandpoint, Idaho 83864.

(1)
The information in this table is based upon information furnished by each director, executive officer and principal stockholder or contained in filings made by these persons with the SEC. The calculation of the percentage of shares beneficially owned is based on 92,541,397 shares of Common Stock outstanding as of March 31, 2011. Shares of Common Stock subject to stock options which are currently exercisable or will become exercisable within 60 days after March 31, 2011, are deemed outstanding for computing the percentage of the person or group holding such options, but are not deemed outstanding for computing the percentage of any other person or group. Shares of Common Stock that are issuable under RSUs that are vested at March 31, 2011 and shares of Common Stock that are issuable as a result of the vesting of RSUs within 60 days of March 31, 2011, are deemed outstanding for computing the percentage of the person or group holding such RSUs, but are not deemed outstanding for computing the percentage of any other person or group.

(2)
Includes (a) 17,998,671 shares owned of record by E. Ann Pence and (b) 135,000 shares owned of record by the Dancing River Foundation of which Ms. Pence is Director. Ms. Pence disclaims beneficial ownership over the shares owned of record by the Dancing River Foundation.

(3)
Includes (a) 12,210,651 shares owned of record by Dennis C. Pence, (b) 550,000 shares owned of record by the Wild Rose Foundation of which Mr. Pence is Director, and (c) 447,656 shares indirectly beneficially owned by Mr. Pence as trustee of grantor retained annuity trusts. Mr. Pence disclaims beneficial ownership over the shares owned of record by the Wild Rose Foundation.

(4)
Consists of 9,127,658 shares beneficially owned by Kornitzer Capital Management, Inc. as reported on Schedule 13G as of December 31, 2010. Address: 5420 West 61st Place, Shawnee Mission, KS 66205.

(5)
Includes 25,313 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2011.

(6)
Includes 62,716 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2011.

(7)
Includes 101,255 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2011.

(8)
Includes 45,144 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2011.

(9)
Includes 30,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2011.

(10)
Includes 84,375 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2011.

(11)
Includes 30,063 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2011.

(12)
Includes 7,500 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2011.

(13)
Includes 18,750 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2011.

(14)
Includes 435,116 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after March 31, 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file.

        Based solely upon review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that there was compliance for fiscal year 2010 with all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners.

ANNUAL REPORT

        The Annual Report of the Company for the fiscal year ended January 29, 2011 has been made available concurrently with the important Notice of Internet Availability of Proxy Materials free of charge to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material. Paper or

e-mail copies of the Annual Report are available upon request as instructed in the Notice of Internet Availability of Proxy Materials. Copies of our various SEC reports, including the Annual Report on Form 10-K, are available for immediate retrieval from the SEC's web site (http://www.sec.gov) and are available on the Investor Relations portion of our web site at http://www.coldwatercreek.com.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        Deloitte & Touche LLP has served as our independent registered public accountants since fiscal 2006 as ratified by our stockholders. The Audit Committee, in its capacity as a Committee of the Board, has appointed Deloitte & Touche LLP to serve as our independent registered public accountants for the fiscal year ending January 28, 2012. The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting is required to ratify the appointment of Deloitte & Touche LLP. If the stockholders fail to ratify the appointment of Deloitte & Touche LLP, the Audit Committee would reconsider such selection.

        Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting. The representatives will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions of the stockholders.

        Our Board recommends that stockholders vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 28, 2012.

 AUDITOR FEES

        We paid the following fees to Deloitte & Touche LLP for fiscal 2010 and fiscal 2009:

	Fiscal 2010	Fiscal 2009
Audit Fees	$1,085,408	$1,116,697
Audit Related Fees(1)	23,598	23,306
Tax Fees	—	—
All Other Fees(2)	6,000	5,400

Total Fees	$1,115,006	$1,145,403

(1)
Audit related fees represent fees billed for audits related to our 401(k) plan.

(2)
All other fees represent fees for accounting research software.

        The Audit Committee has considered whether the performance of the above noted services is compatible with maintaining the auditors' independence and has determined that the performance of such services has not adversely affected the auditors' independence.

        The Audit Committee shall approve in advance all audit, review or attest engagements and any non-audit services (to the extent permitted under applicable law) and the audit fees and all other compensation to be paid to our independent registered public accounting firm.

        The Chairman of the Audit Committee has been authorized to pre-approve non-audit related services performed by our independent registered public accounting firm provided that the Chairman notifies the Audit Committee of any non-audit related services approved under this authority at its next meeting. The Audit Committee may also adopt pre-approval policies and procedures that are detailed as to the particular service. The Audit Committee shall be promptly informed of all services approved pursuant to any pre-approval policies and procedures.

        All services performed by our independent registered public accounting firm in fiscal year 2010 were pre-approved by the Audit Committee.

PROPOSAL 3

AMENDMENT AND RESTATEMENT OF THE
AMENDED AND RESTATED STOCK OPTION/STOCK ISSUANCE PLAN

        The Coldwater Creek stockholders are being asked to approve the Amended and Restated Coldwater Creek Inc. Stock Option/Stock Issuance Plan (the "Plan") approved by the Board on March 25, 2011 in order to (i) increase the number of shares available for issuance under the Plan by 3,500,000, (ii) extend the termination date from March 25, 2015 to March 25, 2021, and (iii) make certain other technical amendments to the Plan. The Board approved this amendment and restatement on March 25, 2011, and its effectiveness is subject to stockholder approval at this Annual Meeting of Stockholders. The Amended and Restated Stock Option/Stock Issuance Plan will allow the Company to continue to offer meaningful equity incentive packages to officers, non-employee directors, key employees and other key individuals by offering those persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of Coldwater Creek. In the judgment of the Board of Directors, grants under the Amended and Restated Stock Option/Stock Issuance Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of the participants with those of the Company's stockholders.

        On the Record Date, 14,725,601 shares of Common Stock were reserved for issuance under the Plan, consisting of 11,225,601 shares reserved under the Plan immediately prior to the Board's approval of the amendment and restatement of the Plan on March 25, 2011, and 3,500,000 additional shares authorized by the Board on March 25, 2011, subject to stockholder approval. On the Record Date, the closing price of the Company's Common Stock was $2.53 per share. Because participation and the types of awards under the Amended and Restated Stock Option/Stock Issuance Plan are subject to the discretion of the Plan Administrator, the benefits or amounts that will be received by any participant or group of participants if the Amended and Restated Stock Option/Stock Issuance Plan is approved are not currently determinable. On the Record Date, there were five executive officers, approximately 2,800 full-time employees and seven non-employee directors of the Company who were eligible to participate in the Amended and Restated Stock Option/Stock Issuance Plan.

        Unless otherwise indicated, properly executed proxies will be voted in favor of Proposal 3 to approve the Amended and Restated Stock Option/Stock Issuance Plan.

        The Board of Directors recommends that stockholders vote FOR the approval of the Amended and Restated Stock Option/Stock Issuance Plan.

 Description of the Plan

        A summary of the provisions of the Amended and Restated Stock Option/Stock Issuance Plan is set forth below and is qualified in its entirety by the detailed provisions of the Amended and Restated Stock Option/Stock Issuance Plan, a copy of which is attached as Appendix A to this proxy statement.

General

Equity Incentive Programs

        The Amended and Restated Stock Option/Stock Issuance Plan contains two separate equity incentive programs: (1) a Discretionary Option/SAR Grant Program, under which participants may receive grants of stock options or stock appreciation rights ("SAR"), and (2) a Stock Issuance Program, under which participants may be granted restricted stock, stock units or unrestricted stock.

Administration

        The Amended and Restated Stock Option/Stock Issuance Plan is currently administered by the Compensation Committee of the Board. The Compensation Committee, acting in such administrative capacity (the "Plan Administrator"), will continue to have the authority to administer the Discretionary Option/SAR Grant and Stock Issuance Programs with respect to option grants and other awards made to eligible individuals. The Board will have authority to grant awards under the Amended and Restated Stock Option/Stock Issuance Plan. The Board also has the ability to appoint a secondary committee of one or more directors, including employee directors, to make awards to eligible persons who are not subject to the short-swing liability provisions of the federal securities laws. The Board has authorized a secondary committee, currently comprised of Dennis C. Pence, the Company's Chairman and CEO, to make awards to these persons, subject to pre-approved limits established by the Compensation Committee.

Share Reserve

        We have reserved 14,725,601 shares of Common Stock for issuance under the Amended and Restated Stock Option/Stock Issuance Plan. No more than 14,725,601 shares of Common Stock may be delivered in the aggregate pursuant to the exercise of incentive options granted under the Amended and Restated Stock Option/Stock Issuance Plan plus, to the extent allowable under Section 422 of the Internal Revenue Code and the Treasury Regulations promulgated thereunder, any shares that become available for issuance under the Amended and Restated Stock Option/Stock Issuance Plan pursuant to the expiration or termination of outstanding awards (as described in more detail below). In no event will more than 375,000 shares be granted to any one participant in the aggregate per calendar year. The shares of Common Stock issuable under the Amended and Restated Stock Option/Stock Issuance Plan may be drawn from shares of authorized but unissued Common Stock or from shares of Common Stock that the Company acquires, including shares repurchased on the open market.

        In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (1) the maximum number and class of securities issuable under the Amended and Restated Stock Option/Stock Issuance Plan, including as Incentive Options, (2) the maximum number and class of securities for which any one participant may be granted stock options or other award under the Amended and Restated Stock Option/Stock Issuance Plan per calendar year, and (3) the number and class of securities and the exercise price per share in effect under each outstanding option or other award.

        Should an outstanding option or SAR expire or terminate for any reason prior to exercise in full or be cancelled in accordance with the provisions of the Amended and Restated Stock Option/Stock Issuance Plan, then the shares subject to the portion of the option or SAR not so exercised or cancelled will be available for subsequent option grants or other awards under the Amended and Restated Stock Option/Stock Issuance Plan. Shares of Common Stock withheld upon issuance to pay any of the exercise price or withholding tax obligations in connection with the exercise of an outstanding option or other award will reduce the number of shares available for issuance under the Amended and Restated Stock Option/Stock Issuance Plan. Shares of Common Stock subject to Restricted Stock or Stock Unit awards that are cancelled or forfeited shall be available for subsequent awards.

Eligibility

        Officers and other key employees who render services which contribute to the management, growth and financial success of Coldwater Creek or any of the Company's subsidiaries, non-employee members of the Board and consultants and other independent advisors who provide valuable service to Coldwater Creek or any of the Company's subsidiaries will be eligible to participate in the Discretionary Option Grant/SAR and Stock Issuance Programs.

Fair Market Value

        The fair market value per share of Common Stock on any relevant date under the Amended and Restated Stock Option/Stock Issuance Plan will be the closing selling price per share on that date, as reported by the National Association of Securities Dealers on NASDAQ. On April 15, 2011, the closing selling price per share was $2.53.

Discretionary Option/SAR Grant Program

        The Plan Administrator will have discretion to grant options or stock appreciation rights, or SARs, under the Discretionary Option/SAR Grant Program. SARs are a right to receive a number of shares or, in the discretion of the Plan Administrator, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Plan Administrator. The participant is not required to pay the exercise price to exercise a SAR.

        The exercise price per share of stock options and SARs will be determined by the Plan Administrator, subject to certain limitations, but in no event shall be less than 100% of the fair market value per share of Common Stock on the grant date. Incentive options granted under the Discretionary

Option/SAR Grant Program must have an exercise price per share not less than 110% of the fair market value per share of Common Stock on the grant date if granted to a 10% stockholder.

        No option or SAR will have a term in excess of ten years (or five years in the case of an incentive option granted to a 10% stockholder). Options and SARs will generally become exercisable in a series of installments over the recipient's period of service with the Company. Options and SARs may also become exercisable upon the attainment of performance goals (which may be stated as alternative goals) designated by the Plan Administrator, as discussed below under the heading "Section 162(m) of the Internal Revenue Code." The Plan Administrator will have complete discretion to establish the vesting schedule to be in effect for any shares underlying options or SARs and, in certain circumstances, may accelerate the vesting of those shares.

        Upon cessation of service, a participant will have a limited period of time in which to exercise his or her outstanding options or SARs for any vested shares for which the option or SAR is exercisable at the time of the participant's termination of service. The Plan Administrator will have complete discretion to extend the period following the participant's cessation of service during which his or her outstanding options or SARs may be exercised and/or to accelerate the exercisability or vesting of such options or SARs in whole or in part. Such discretion may be exercised at any time while the options or SARs remain outstanding, whether before or after the participant's actual cessation of service.

        Upon the occurrence of certain corporate transactions described below, outstanding options and SARs under the Discretionary Option/SAR Grant Program will automatically accelerate in full, to the extent not precluded by any individual award agreement, and unless they are to be assumed by the successor corporation, replaced with comparable options or SARs relating to shares of capital stock of the successor corporation or replaced with a cash incentive program providing for payout in accordance with the same vesting schedule of such options or SARs. To the extent not exercised prior to, or assumed or replaced by the successor corporation in a corporate transaction, all outstanding options and SARs will terminate immediately following consummation of the corporate transaction. These corporate transactions include (i) a merger or consolidation involving the Company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent directly or indirectly (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding after such merger or consolidation, or (ii) the approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company or the closing of a sale or disposition by the Company of all or substantially all of the Company's assets other than a sale or disposition to a subsidiary of the Company or to an entity, the voting securities of which are owned by the stockholders of the Company in substantially the same proportions as their ownership of the Company's voting securities immediately prior to such sale or disposition. The Plan Administrator will have complete discretion to grant one or more options or SARs under the Discretionary Option/SAR Grant Program which will become exercisable for all or a portion of the underlying shares in the event a participant's service with the Company or the successor corporation is terminated, actually or constructively, within a designated period following any such corporate transaction or other specified change in control transaction in which those options or SARs are assumed or otherwise continued in effect. The Plan Administrator also has discretion to provide for the application of different provisions upon any such corporate transaction or other change in control in any award agreement.

Stock Issuance Program

        The Plan Administrator shall have discretion to grant awards of restricted stock or stock units, which may be subject to vesting and other restrictions, or awards of unrestricted stock, which are free from restrictions, under the Stock Issuance Program. Shares of restricted or unrestricted stock may be issued under the Stock Issuance Program at a price per share not less than their fair market value, payable in cash or in consideration for services rendered to the Company or the Company's subsidiaries. Awards of restricted stock or of stock units may be subject to vesting provisions which lapse over the participant's period of service or upon the attainment of designated performance goals, as described below under the heading "Section 162(m) of the Internal Revenue Code."

        The Plan Administrator will have complete discretion to determine which eligible individuals are to receive such stock issuances or stock unit awards, the time or times when those issuances or awards are to be made, the number of shares subject to each such issuance or award, the vesting schedule to be in effect for the stock issuance or stock unit award and, in the case of stock units, the time at which vested shares are to be delivered to the participant. In the case of stock units, shares of Common Stock may be delivered at the time of vesting or at such later date as determined by the Plan Administrator. Outstanding awards under the Stock Issuance Program will automatically terminate, and no shares of Common Stock will actually be issued in satisfaction of those awards, if the vesting or any performance goals established for such awards are not attained. The Plan Administrator, however, will have the discretionary authority upon termination of a participant's service to issue shares of Common Stock in satisfaction of one or more outstanding awards as to which the designated vesting or any performance goals are not attained.

        Upon the occurrence of a corporate transaction described above, all unvested shares and stock units under the Stock Issuance Program will immediately vest, and all shares underlying stock units will be delivered to the participant, except to the extent (i) assumed or replaced with comparable awards or deferred cash incentives by the successor entity, (ii) the acceleration of delivery of the shares and stock units would not be permitted under Section 409A of the Internal Revenue Code, or (iii) otherwise precluded in an award agreement. The Plan Administrator will have complete discretion to issue shares that will immediately vest in the event the participant's service with the Company or the successor entity is terminated (actually or constructively) within a designated period following any such corporate transaction or other change in control transaction in which the awards are assumed or otherwise continued in effect. The Plan Administrator also has discretion to provide for the application of different provisions upon any such corporate transaction or other change in control in any award agreement.

Other Provisions

Stockholder Rights and Transferability

        No participant will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares and with respect to shares underlying SARs until such SARs are settled.

        Participants will have full stockholder rights, including the right to vote or receive cash dividends, with respect to any shares of restricted stock issued under the Stock Issuance Program. Participants will not have any stockholder rights with regard to stock unit awards until the shares underlying such stock units are delivered to the participant. However, the Plan Administrator may provide that a participant will receive a benefit in lieu of cash dividends that would have been payable on any or all shares of Common Stock subject to a stock unit award if such shares had been outstanding, and may provide for the payment of amounts representing such dividends or for the investment of such amounts on behalf of the participant.

        Options and SARs are not assignable or transferable other than by will or the laws of inheritance following participant's death, and during the participant's lifetime, the option or SAR may only be exercised by the participant. However, non-statutory options may be transferred or assigned during an optionee's lifetime to one or more members of the optionee's immediate family or to a trust established for one or more such family members.

Special Tax Election

        The Plan Administrator may provide one or more holders of awards under the Amended and Restated Stock Option/Stock Issuance Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which such individuals become subject in connection with the exercise or the vesting of those awards. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such withholding tax liability.

Amendment

        The Board may amend the Amended and Restated Stock Option/Stock Issuance Plan in any or all respects, subject to any stockholder approval required under applicable law or regulation. No amendment may be made to an outstanding option or SAR reducing the exercise price, whether by amending the exercise price or canceling the outstanding option or SAR and granting a replacement option or SAR with a lower exercise price, without the approval of the stockholders.

Effective Date and Term

        The Amended and Restated Stock Option/Stock Issuance Plan will be effective as of March 25, 2011, subject to stockholder approval. The Amended and Restated Stock Option/Stock Issuance Plan will terminate on March 25, 2021, unless the term is extended or the Amended and Restated Stock Option/Stock Issuance Plan is terminated prior to such time by the Board.

Federal Income Tax Consequences

        The following discussion summarizes U.S. federal tax treatment of awards granted under the Amended and Restated Stock Option/Stock Issuance Plan under federal laws currently in effect. The rules governing the tax treatment of awards are technical and the following discussion is necessarily general in nature and does not purport to be complete. The statutory provisions and interpretations described below are, of course, subject to change, and their application may vary in individual circumstances.

        Stock Options.    Options granted under the Amended and Restated Stock Option/Stock Issuance Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

        Incentive Options.    The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of the Company's Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

        For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be an employee from the date the option is granted through a date within three months before the date of exercise of the option.

        If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the Common Stock in an amount generally equal to the excess of the fair market value of the Common Stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale).

The balance of the realized gain, if any, will be capital gain. The Company will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to the Company's compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

        Non-Qualified Stock Option.    The grant of an option will not be a taxable event for the Company or the grantee. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

        If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Restricted Stock.    A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends paid while the Common Stock is subject to restrictions will be subject to withholding taxes. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Stock Units.    There are no immediate tax consequences of receiving an award of stock units under the Amended and Restated Stock Option/Stock Issuance Plan. A grantee who is awarded stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Stock Appreciation Rights.    There are no immediate tax consequences of receiving an award of stock appreciation rights under the Amended and Restated Stock Option/Stock Issuance Plan. Upon exercising a stock-settled stock appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        Unrestricted Common Stock.    Participants who are awarded unrestricted common stock will be required to recognize ordinary income in an amount equal to the fair market value of the shares of common stock on the date of the award, reduced by the amount, if any, paid for such shares. If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m)

of the Internal Revenue Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code limits the annual deduction that publicly-held companies can take for federal income tax purposes to $1 million for compensation paid to a covered executive officer. However, qualified performance-based compensation is excluded from this limitation.

        Compensation attributable to stock options and SARs qualifies as performance-based compensation under Section 162(m) if the grant is made by the Compensation Committee and the compensation is based solely on an increase in the value of the Common Stock after the grant of date. The Company expects these conditions to be satisfied for options and SARs granted under the Amended and Restated Stock Option/Stock Issuance Plan.

        The Amended and Restated Stock Option/Stock Issuance Plan also permits the Plan Administrator to grant awards that are subject to the attainment of one or more shareholder-approved performance goals and that would qualify as performance-based compensation for purposes of Section 162(m). These awards would not be taken into account for purposes of the $1 million tax deduction limitation under Section 162(m).

        The Plan Administrator may use one or more of the following business criteria in establishing performance goals: (1) total stockholder return; (2) net income; (3) pretax earnings; (4) earnings before interest expense and taxes; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; (14) ratio of debt to stockholders' equity; (15) cash flow; (16) revenue; (17) economic profit; (18) merchandise margin; and (19) gross margin. These stockholder-approved business criteria are listed in the Material Terms of the Performance Criteria for Payment of Executive Incentive Compensation last approved by the stockholders on June 12, 2010.

Vote Required

        The affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the 2011 Annual Meeting of Stockholders and entitled to vote is required for approval of the Amended and Restated Stock Option/Stock Issuance Plan. Should such stockholder approval not be obtained, then the number of shares of Common Stock available for issuance under the Plan will remain at 11,225,601, the Plan will expire on March 25, 2015 and the other provisions of the Plan in effect immediately prior to the Board approval of the Amended and Restated Stock Option/Stock Issuance Plan shall remain in effect.

PROPOSAL 4

        This proposal, which is commonly referred to as a "say-on-pay" vote, provides stockholders with the opportunity to advise our Board of Directors and Compensation Committee regarding their approval of the compensation of our named executive officers as described in the Compensation Discussion and Analysis section, accompanying compensation tables and narrative disclosure set forth in this proxy statement. This vote is not intended to address any specific item of compensation or the compensation of any particular named executive officer, but rather the overall compensation of our named executive officers as well as the philosophy and objectives of our executive compensation programs.

        Our executive compensation programs are designed to attract, retain, motivate and reward talented executives who can contribute to our long-term success and thereby build value for our stockholders. We believe that our compensation program, with its balance of base salary, cash incentive awards and equity compensation, rewards sustained performance that is aligned with long-term stockholder interests.

        Our Compensation Committee, which is comprised of independent directors and seeks the input of an outside compensation consultant, oversees our executive compensation and benefits programs. The Compensation Committee approves the performance measurements and targets for our executive officers' incentive pay, and also reviews and approves their compensation packages annually.

        The say-on-pay vote is not binding on the Company, our Compensation Committee or our Board of Directors. We value the opinions of our stockholders and the Compensation Committee will take into account the result of the vote when determining future executive compensation.

        The Board of Directors recommends that stockholders vote FOR the approval of the compensation of our named executive officers.

 PROPOSAL 5
ADVISORY VOTE ON THE FREQUENCY OF "SAY-ON-PAY" VOTE

        This proposal provides our stockholders an advisory vote on whether the frequency with which we should hold a say-on-pay vote should be once every one, two, or three years. Alternatively, stockholders may choose to abstain.

        Our Board of Directors and Compensation Committee believe that having a say-on-pay vote every year is the best approach for the Company. The Board believes that an annual advisory vote will give our stockholders the opportunity to provide us with direct and timely input on our compensation philosophy, policies and practices as disclosed in the proxy statement.

        You are not voting to approve or disapprove of the Board's recommendation. This advisory vote on the frequency of future advisory votes on named executive officer compensation is non-binding on the Company, our Compensation Committee or our Board of Directors. Notwithstanding the Board's recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

  The Board of Directors recommends a vote for the frequency of EVERY YEAR

 OTHER MATTERS

        We know of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the proxy that is enclosed, or that may be given by phone or over the Internet.

        It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. YOU ARE, THEREFORE, URGED TO AUTHORIZE YOUR PROXY TO VOTE YOUR SHARES. WE ENCOURAGE YOU TO VOTE YOUR SHARES OVER THE INTERNET, AS DESCRIBED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS SENT TO STOCKHOLDERS OF RECORD ON APRIL 29, 2011 AND THE ENCLOSED PROXY CARD. Alternatively, you may vote (i) by requesting a paper copy of the Company's Annual Report on Form 10-K, the Proxy Statement and proxy card by mail or electronic mail and marking, signing, dating and promptly returning the proxy card, (ii) by telephone, as described in the Notice of Internet Availability of Proxy Materials or your proxy card, or (iii) by attending the annual meeting and voting in person. Note that all votes cast by telephone or the Internet must be cast prior to 11:59 p.m., Eastern time, on June 10, 2011. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

John E. Hayes III Senior Vice President, General Counsel and Secretary Sandpoint, Idaho April 29, 2011

Appendix A

COLDWATER CREEK INC.
AMENDED AND RESTATED
STOCK OPTION/STOCK ISSUANCE PLAN

(As Amended and Restated March 25, 2011)

ARTICLE ONE
GENERAL

I.     PURPOSE OF THE PLAN

        This Amended and Restated Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of Coldwater Creek Inc., a Delaware corporation (the "Corporation"), by providing eligible individuals with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations). The Plan amends and restates in its entirety the Coldwater Creek Inc. Amended and Restated Stock Option/Stock Issuance Plan, as amended and restated March 25, 2005, effective as of the date set forth in, and subject to the provisions of, Article Five, Section IV.

II.    DEFINITIONS

        A.    For purposes of the Plan, the following definitions shall be in effect:

        "Award" means a grant of an Option, Restricted Stock, Stock Unit, Unrestricted Stock, or Stock Appreciation Right under the Plan.

        "Award Agreement" means the agreement between the Corporation and an Optionee or the Participant evidencing the grant of an Award under the Plan.

        "Board" means the Corporation's Board of Directors.

        "Change in Control" means a change in ownership or control of the Corporation effected through either of the following transactions or events:

            (i)  any "person" (as such term is used in Sections 13(d) and 14(d) of the 1934 Act) becoming the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the total voting power represented by the Corporation's then outstanding voting securities, other than in connection with a merger or consolidation that would not constitute a Corporate Transaction under clause (i) of the definition thereof ; or

           (ii)  a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Common Stock" means shares of the Corporation's common stock.

        "Corporate Transaction" means either of the following stockholder-approved transactions to which the Corporation is a party:

            (i)  a merger or consolidation involving the Corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent directly or indirectly (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation; or

           (ii)  the approval by the stockholders of the Corporation of a plan of complete liquidation or dissolution of the Corporation or the closing of a sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition to a subsidiary of the Corporation or to an entity, the voting securities of which are owned by the stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation's voting securities immediately prior to such sale or disposition.

        "Disability" means the inability of an individual to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

        "Employee" means an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

        "Exercise Date" means the date on which the Corporation shall have received written notice of the option or SAR exercise.

        "Fair Market Value" means the Fair Market Value per share of Common Stock determined in accordance with the following provisions:

  •
  If the Common Stock is traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the The NASDAQ Stock l Market. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

  •
  If the Common Stock is at the time listed or admitted to trading on any other national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

  •
  If the Common Stock is on the date in question neither listed nor admitted to trading on any national securities exchange, then the Fair Market Value of the Common Stock on such date shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

        "Incentive Option" means a stock option which satisfies the requirements of Code Section 422.

        "Involuntary Termination" means the termination of any individual's Service which occurs by reason of:

            (i)  such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

           (ii)  such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

        "Misconduct" means the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any parent or subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any parent or subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any parent or subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any parent or subsidiary).

        "1933 Act" means the Securities Act of 1933, as amended from time to time.

        "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

        "Non-Statutory Option" means a stock option not intended to meet the requirements of Code Section 422.

        "Optionee" means a person to whom an option is granted under the Discretionary Option/SAR Grant Program.

        "Participant" means a person who is granted a SAR under the Discretionary Option/SAR Grant Program or who is granted an Award under the Stock Issuance Program.

        "Plan Administrator" means either the Board, the Primary Committee or a Secondary Committee, to the extent such entity is at the time responsible for the administration of the Plan in accordance with Section IV of Article One.

        "Primary Committee" means a committee of two (2) or more non-employee Board members appointed by the Board to administer the Plan with respect to Section 16 Insiders.

        "Restricted Stock" means shares of Common Stock, awarded to a Participant pursuant to the Stock Issuance Program, that are subject to restrictions and to a risk of forfeiture.

        "Secondary Committee" means a committee of one or more Board members appointed by the Board to administer the Discretionary Option/SAR Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

        "Section 16 Insiders" means Optionees or Participants who are subject to the reporting and other requirements of Section 16 of the 1934 Act.

        "Service" means the performance of services on a periodic basis for the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or Award Agreement.

        "Stock Appreciation Right" or "SAR" means a right granted to a Participant pursuant to the Discretionary Stock/SAR Program.

        "Stock Unit" means a unit awarded to a Participant pursuant to the Stock Issuance Program, which represents a right to receive a share of Common Stock in the future, and which may be subject to restrictions and to a risk of forfeiture.

        "10% Stockholder" means the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any parent or subsidiary corporation.

        "Unrestricted Stock" means shares of Common Stock, awarded to a Participant pursuant to the Stock Issuance Program, that are not subject to a risk of forfeiture.

        B.    The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

        Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

III.  STRUCTURE OF THE PLAN

        A.    Stock Programs.    The Plan shall be divided into two separate components: the Discretionary Option/SAR Grant Program specified in Article Two and the Stock Issuance Program specified in Article Three. The Automatic Option Grant Program under Article Four was terminated immediately prior to the 2005 annual meeting of the Corporation's stockholders. Under the Discretionary Option/SAR Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options or SARs in accordance with the provisions of Article Two. Under the Stock Issuance Program, eligible individuals may, at the discretion of the Plan Administrator, be granted Restricted Stock, Stock Units and/or Unrestricted Stock in accordance with the provisions of Article Three.

        B.    General Provisions.    Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option/SAR Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

IV.    ADMINISTRATION OF THE PLAN

        A.    The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option/SAR Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option/SAR Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

        B.    Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

        C.    Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option/SAR Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option/SAR Grant and Stock Issuance Programs under its jurisdiction or any grant of an Award thereunder.

V.     ELIGIBILITY

        A.    The persons eligible to participate in the Discretionary Option/SAR Grant Program under Article Two and the Stock Issuance Program under Article Three shall be limited to the following:

          1.     officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

          2.     non-employee members of the Board; and

          3.     those consultants or other independent advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

        B.    A Board member shall not vote as a member of the Board or a member of a committee concerning any award, or amendment of any award, to such Board member pursuant to the Discretionary Option/SAR Grant Program or the Stock Issuance Program, other than an award or amendment that applies uniformly to all non-employee Board members and shall absent himself or herself from the discussion of any such award.

        C.    The Plan Administrator shall have full authority to determine, (i) with respect to the options or SARs granted under the Discretionary Option/SAR Grant Program, which eligible individuals are to receive Awards, the time or times when such Awards are to be granted, the number of shares to be covered by each such Award, in the case of an option grant the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each granted Award is to become exercisable and the maximum term for which the Award may remain outstanding, and (ii) with respect to the grant of other Awards under the Stock Issuance Program, the type of Award, the number of shares to be issued to each Participant, the vesting schedule (if any) to be applicable to the issued shares and the consideration for which such shares are to be issued.

VI.   STOCK SUBJECT TO THE PLAN

        A.    The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 14,725,601 shares, which number of authorized shares consists of (i) 11,225,601 shares reserved under the Plan immediately prior to the approval by the Board in March 2011 of the amendment and restatement of the Plan and (ii) 3,500,000 additional shares as authorized by the Board in March 2011 and subject to approval by the stockholders. No more than 14,725,601 shares of Common Stock may be delivered in the aggregate pursuant to the exercise of Incentive Options granted under the Plan plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any shares that become available for issuance under the Plan pursuant to subsection C below.

        B.    In no event shall the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options or any other Awards exceed 375,000 shares in the aggregate per calendar year.

        C.    Should one or more outstanding options or SARs under this Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option or SAR not so exercised shall be available for subsequent option grants or other Awards under the Plan. Restricted Stock or Stock Units issued under the Plan and subsequently cancelled or forfeited shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or other Award grants under the Plan. Should the exercise price of an outstanding option or other Award under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the exercise price or withholding taxes incurred in connection with the exercise of an outstanding option or other Award under the Plan or the vesting or delivery of shares under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option or other Award is exercised or which vest or are delivered, and not by the net number of shares of Common Stock actually issued to the holder of such option or other Award.

        D.    Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, including as Incentive Options, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options or other Awards in the aggregate per calendar year, and (iii) the number and/or class of securities and price per share in effect under each option or other Award outstanding under the Plan. Such adjustments to the outstanding options or Awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO
DISCRETIONARY OPTION/SAR GRANT PROGRAM

I.     TERMS AND CONDITIONS OF OPTIONS AND SARS

        Options and SARs granted pursuant to the Discretionary Option/SAR Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, in the case of options be either Incentive Options or Non-Statutory Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted SARs or Non-Statutory Options. Each granted option or SAR shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

        A.    Exercise Price.

          1.     The exercise price per share of Common Stock subject to a SAR or Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

          2.     In the case of an option, the exercise price shall become immediately due upon exercise of the option and shall be payable as follows:

              (i)  in cash or check made payable to the Corporation;

             (ii)  in shares of Common Stock held by the Optionee for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

            (iii)  to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a brokerage firm acceptable to the Corporation to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such purchase and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction (provided that the Corporation shall have the right to use the book entry method of share recordation in lieu of issuing share certificates; or

            (iv)  to the extent permitted by the Plan Administrator, any other method that is consistent with applicable laws, regulations and rules.

          3.     Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date of an option.

          4.     A SAR shall confer on the Participant a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Common Stock on the date of exercise over (B) the exercise price of the SAR, payable in the form of Common Stock or cash, as determined by the Plan Administrator. The Participant is not required to pay the exercise price to exercise a SAR.

        B.    Term and Exercise of Options and SARs.    Each option or SAR granted under this Discretionary Option/SAR Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option or SAR, however, shall have a maximum term in excess of ten (10) years from the grant date.

        During the lifetime of the Optionee, Incentive Options and SARs shall be exercisable only by the Optionee or Participant and shall not be assignable or transferable by the Optionee or Participant other than by will or by the laws of descent and distribution following the Optionee's or Participant's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

        C.    Termination of Service.

          1.     Except to the extent otherwise provided pursuant to subsection C.2 below, the following provisions shall govern the exercise period applicable to any options or SARs held by the Optionee or Participant at the time of cessation of Service or death:

              (i)  Should the Optionee or Participant cease to remain in Service for any reason other than death, Disability or Misconduct, then the period during which each outstanding option and SAR held by such Optionee or Participant is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

             (ii)  Should such Service terminate by reason of Disability, then the period during which each outstanding option and SAR held by the Optionee or Participant is to remain exercisable shall be limited to the twelve (12)-month period following the date of such cessation of Service.

            (iii)  Should the Optionee or Participant die while holding one or more outstanding options or SARs, then the period during which each such option or SAR is to remain exercisable shall be limited to the twelve (12)-month period following the date of the Optionee's or Participant's death. During such limited period, the option or SAR may be exercised by the personal representative of the Optionee's or Participant's estate or by the person or persons to whom the option or SAR is transferred pursuant to the Optionee's or Participant's will or in accordance with the laws of descent and distribution.

            (iv)  Should the Optionee's or Participant's Service be terminated for Misconduct, then all outstanding options and SARs held by the Optionee or Participant shall terminate immediately and cease to be outstanding.

             (v)  Under no circumstances, however, shall any such option or SAR be exercisable after the specified expiration date of the option or SAR term.

            (vi)  During the applicable post-Service exercise period, the option or SAR may not be exercised in the aggregate for more than the number of vested shares for which the option or SAR is exercisable on the date of the Optionee's or Participant's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option or SAR term, the option or SAR shall terminate and cease to be exercisable for any vested shares for which the option or SAR has not been exercised. However, the option or SAR shall, immediately upon the Optionee's or Participant's cessation of Service for any reason, terminate and cease to be outstanding with respect to any option or SAR shares for which the option or SAR is not at that time exercisable or in which the Optionee or Participant is not otherwise at that time vested.

           (vii)  In the event of an Involuntary Termination following a Corporate Transaction or a Change in Control, the provisions of Section III of this Article Two shall govern the period for which the outstanding options and SARs are to remain exercisable following the Optionee's or Participant's cessation of Service and shall supersede any provisions to the contrary in this Section.

          2.     The Plan Administrator shall have complete discretion, exercisable either at the time the option or SAR is granted or at any time while the option or SAR remains outstanding,

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  to extend the period of time for which the option or SAR is to remain exercisable following the Optionee's or Participant's cessation of Service or death from the limited period in effect under subsection C.1 of this Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided, that in no event shall such option or SAR be exercisable after the specified expiration date of the option or SAR term; and/or

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  to permit one or more options or SARs held by the Optionee or Participant under this Article Two to be exercised, during the limited post-Service exercise period applicable under this subsection C., not only with respect to the number of vested shares of Common Stock for which each such option or SAR is exercisable at the time of the Optionee's or Participant's cessation of Service but also with respect to one or more subsequent installments in which the Optionee or Participant would otherwise have vested had such cessation of Service not occurred.

        D.    Stockholder Rights.    An Optionee or Participant shall have no stockholder rights with respect to any shares covered by the option or SAR until such individual shall have exercised the option or SAR, paid the exercise price in the case of an option and become the holder of record of the purchased shares.

II.    INCENTIVE OPTIONS

        Incentive Options may only be granted to individuals who are Employees, and the terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Except as modified by the provisions of this Section II, all provisions of Articles One, Two and Five shall be applicable to Incentive Options. Any Options specifically designated as Non-Statutory shall not be subject to the terms and conditions specified below.

        A.    Dollar Limitation.    The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-Statutory Option under the Federal tax laws.

        B.    10% Stockholder.    If any individual to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred-ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years measured from the grant date.

III.  CORPORATE TRANSACTION/CHANGE IN CONTROL

        A.    In the event of any Corporate Transaction, each outstanding option and SAR shall automatically accelerate so that each such option and SAR shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and SAR, and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option or SAR shall not so accelerate if and to the extent: (i) such option or SAR is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option or SAR to relating to shares of the capital stock of the successor corporation (or parent thereof), (ii) such option or SAR is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option or SAR shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or SAR (but only to the extent such program would not result in the imposition of additional tax under section 409A of the Code) or (iii) the acceleration of such option or SAR is subject to other limitations imposed by the Plan Administrator at the time of the option or SAR grant. The determination of option and SAR comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

        B.    Immediately following the consummation of the Corporate Transaction, all outstanding options and SARs shall terminate and cease to be outstanding, except to the extent exercised or assumed or replaced by the successor corporation (or parent thereof).

        C.    Each option or SAR which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee or Participant in consummation of such Corporate Transaction had the option or SAR been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price under each outstanding option or SAR, provided the aggregate exercise price for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance under the remaining term of the Plan, including as Incentive Options, and (iii) the maximum number and/or class of securities for which any one person may be granted stock options or SARs and other Awards under the Plan per calendar year.

        D.    The Plan Administrator shall have full power and authority in its discretion to grant options or SARs under the Discretionary Option/SAR Grant Program which will automatically accelerate in the event the Optionee's or Participant's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of (a) any Change in Control or (b) any Corporate Transaction in which those options or SARs are assumed or replaced (including with a deferred cash incentive) and do not otherwise accelerate. Any options or SARs so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option or SAR term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. Notwithstanding the foregoing, the Plan Administrator may provide in the Award Agreements for different provisions to apply to an Award in place of those described in this Section III of Article Two.

        E.    The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

        F.     The outstanding options and SARs shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

ARTICLE THREE
STOCK ISSUANCE PROGRAM

I.     TERMS AND CONDITIONS OF AWARDS OTHER THAN OPTIONS AND SARS

        In addition to options and SARs, awards of Restricted Stock, Stock Units and Unrestricted Stock may be granted under the Plan. The terms of such Awards shall be set forth in the applicable Award Agreement approved by the Plan Administrator, and shall be consistent with the following conditions:

        A.    Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance: (i) cash or check made payable to the Corporation, or (ii) services rendered to the Corporation (or any Parent or Subsidiary).

        B.    Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. In the case of Stock Units, delivery of shares may be made at the time of vesting, or at such later date as is specified by the Plan Administrator. The elements of the vesting schedule applicable to any Restricted Stock or Stock Units issued under the Stock Issuance Program, namely:

            (i)  the Service period to be completed by the Participant or the performance objectives to be attained,

           (ii)  the number of installments in which the shares are to vest,

          (iii)  the interval or intervals (if any) which are to lapse between installments,

          (iv)  the time at which vested shares shall be delivered to the Participant in the case of Stock Units; and

           (v)  the effect which death, Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Award Agreement.

        In the case of an Award, other than an Option or SAR, intended to qualify as "performance-based compensation" under Section 162(m) of the Code, vesting of such Award shall be contingent on the satisfaction of one or more of the stockholder-approved business criteria listed in the Material Terms for Payment of Executive Incentive Compensation approved by the Board on February 12, 2005 (as may be amended from time to time by the Board, subject to stockholder approval as necessary). The Primary Committee shall establish the applicable performance goals in writing and an objective method for determining the Award earned by a Participant if the goals are attained, while the outcome is substantially uncertain and not later than the 90th day of the performance period (but in no event after 25% of the period of service with respect to which the performance goals relate has elapsed), and shall determine and certify in writing, for each Participant, the extent to which the performance goals have been met prior to payment or vesting of the Award.

        C.    Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

        D.    The Participant shall have full stockholder rights with respect to any Restricted Stock issued to the Participant under the Stock Issuance Program. Accordingly, the Participant shall have the right to vote such Restricted Stock and to receive any cash dividends paid on such Restricted Stock.

        E.    The Participant shall not have any stockholder rights with regard to the grant of Stock Units, including the right to vote and to receive any cash dividends, until the shares underlying such Stock Units are delivered to the Participant. However, the Plan Administrator may, on such conditions as it deems appropriate, provide that a Participant will receive a benefit in lieu of cash dividends that would have been payable on any or all shares of Common Stock subject to an Award of Stock Units if such shares of Common Stock had been outstanding. Without limitation, the Plan Administrator may provide for payment to the Participant of amounts representing such dividends, either currently or in the future, or for the investment of such amounts on behalf of the Participant.

        F.     Should the Participant cease to remain in Service while holding one or more shares of Restricted Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalents (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares. The Award Agreement evidencing a grant of Stock Units shall set forth the effect of a termination of Service on an outstanding grant of Stock Units.

        G.    The Plan Administrator shall have full power and authority, exercisable upon a Participant's termination of Service, to waive the surrender and cancellation of any or all Restricted Stock or Stock Units (or other assets attributable thereto) at the time held by that Participant, if the Plan Administrator determines such waiver to be an appropriate severance benefit for the Participant.

II.    CORPORATE TRANSACTION/CHANGE IN CONTROL

        A.    All Restricted Stock and Stock Units shall immediately vest in full and all shares underlying Stock Units shall be delivered to the Participant, in the event of any Corporate Transaction, except to the extent (i) the Restricted Stock and Stock Units are assumed or replaced with comparable awards or deferred cash incentives by the successor corporation (or parent thereof) in connection with such Corporate Transaction, (ii) the acceleration of delivery of the Shares underlying the Stock Units would not be permitted under Section 409A of the Code, or (ii) such accelerated vesting is precluded by other limitations imposed in the Award Agreement.

        B.    The Plan Administrator shall have the discretionary authority to structure Restricted Stock and Stock Units such that the Awards vest in full (and the shares underlying the Stock Units are delivered) in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of (i) any Change in Control or (ii) any Corporate Transaction in which the Awards are assumed by a successor corporation (or parent thereof). Notwithstanding the foregoing, the Plan Administrator may provide in the Award Agreements for different provisions to apply to an Award in place of those described in this Section II of Article Three.

III.  SHARE ESCROW/LEGENDS

        Restricted Stock may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares. The book entry method of share recordation may also be used in lieu of issuing share certificates in the discretion of the Plan Administrator.

ARTICLE FOUR
AUTOMATIC OPTION GRANT PROGRAM

        The Automatic Option Grant Program shall terminate immediately prior to the 2005 Annual Meeting of the Corporation's stockholders. Options previously granted under the Automatic Option Grant Program will continue to be governed by the terms and conditions of Article Four of the Plan in effect immediately prior to the time the Board approved the March 2005 amendment and restatement, and the general provisions of Article One and Article Five.

 ARTICLE FIVE
MISCELLANEOUS

I.     RESERVED.

II.    AMENDMENT OF THE PLAN AND AWARDS

        The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or other Awards at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations. In addition, no amendment or modification may be made to an outstanding option or SAR which reduces the option exercise price or SAR exercise price, either by lowering the option exercise price or SAR exercise price or by canceling the outstanding option or SAR and granting a replacement option or SAR with a lower exercise price without the approval of the stockholders of the Corporation, provided, that, this shall not preclude the Plan Administrator from making appropriate adjustments to outstanding options and SARs in connection with a corporate transaction such as a stock split.

III.  TAX WITHHOLDING

        A.    The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options or other Awards for such shares or the grant, vesting or settlement of Awards under the Plan shall be subject to the satisfaction by the Participant of all applicable Federal, state and local income tax and employment tax withholding requirements.

        B.    The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Rule 16b-3 of the Securities and Exchange Commission), provide any or all holders of Awards under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Federal, state and local income and employment withholding tax liabilities incurred by such holders in connection with the exercise of their options or SARs or the grant, vesting or settlement of their Awards (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

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  The holder of the Awards may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise or the grant, vesting or settlement of an Award, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

  •
  The Plan Administrator may, in its discretion, provide the holder of the Option or other Award with the election to deliver to the Corporation, at the time the Award is exercised or the Award is granted, vests or is settled, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or other event triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the withholding Taxes incurred in connection with such option exercise or other event (not to exceed one hundred percent (100%)) designated by the holder.

IV.    EFFECTIVE DATE AND TERM OF PLAN

        A.    The Plan was amended and restated by the Board on March 25, 2011 to increase the shares authorized for issuance under the Plan, and amend certain other provisions of the Plan. If the Corporation's stockholders do not approve the March 25, 2011 amendment and restatement, then the provisions of the Plan as in effect immediately prior to the time the Board approved the March 25,

2011 amendment and restatement shall remain in effect, and Awards may continue to be made pursuant to those provisions of the Plan.

        B.    Unless earlier terminated by the Board, the Plan shall terminate on March 24, 2021. All Awards outstanding on the date the Plan terminates shall thereafter continue to have force and effect in accordance with the provisions of Plan and the instruments evidencing such grants.

V.     REGULATORY APPROVALS

        The implementation of the Plan and the granting of any option or other Award under the Plan shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options or other Awards granted under it, and the Common Stock issued pursuant to it.

VI.   USE OF PROCEEDS

        Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or other Awards under the Plan shall be used for general corporate purposes.

VII. NO EMPLOYMENT/SERVICE RIGHTS

        Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

VIII.  MISCELLANEOUS PROVISIONS

        A.    Except as otherwise expressly provided under the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

        B.    The Plan shall be governed by the laws of the State of Idaho without regard to that State's conflict-of-laws rules.

        C.    The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

        D.    To the extent that the Plan Administrator determines that a Participant would be subject to additional tax imposed on certain deferred compensation arrangements pursuant to Section 409A of Code as a result of any provision of any Award, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The Plan Administrator shall determine the nature and scope of such amendment.

        E.    Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by an Optionee or Participant with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Optionee or Participant (including groups or classes of Optionees or Participants or beneficiaries of which the Optionee or Participant is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee or Participant (a "Benefit Arrangement"), if the Optionee or Participant is a "disqualified individual," as defined in Section 280G(c) of the Code, any option, SAR, Restricted Stock or Stock Unit held by that Optionee or Participant and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested:

            (i)  to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Optionee or Participant under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Optionee or Participant under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and

           (ii)  if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Optionee or Participant from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Optionee or Participant without causing any such payment or benefit to be considered a Parachute Payment.

        In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Optionee or Participant under any Other Agreement or any Benefit Arrangement would cause the Optionee or Participant to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Optionee or Participant as described in clause (ii) of the preceding sentence, then the Optionee or Participant shall have the right, in the Optionee's or Participant's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Optionee or Participant under this Plan be deemed to be a Parachute Payment, provided such election is provided in a manner that does not result in the imposition of additional tax under Section 409A of the Code.

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Fulfillment 98367 98365 FOLD AND DETACH HERE YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date. OR If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET http://www.proxyvoting.com/cwtr Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. Mark Here for Address Change or Comments SEE REVERSE NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature Signature Date 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Fiscal year ending January 28, 2012 The Board of Directors recommends a vote for the frequency of every year on Proposal 5. Please mark your votes as indicated in this example X THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE ELECTION OF DIRECTORS, “FOR” ITEMS 2 THROUGH 4 AND FOR EVERY YEAR ON ITEM 5. FOR ALL Nominees: WITHHOLD FOR ALL *EXCEPTIONS 1. ELECTION OF DIRECTORS 01 Curt Hecker 02 Michael J. Potter (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.) *Exceptions 2 years 1 year 3 years Abstain FOR AGAINST ABSTAIN 3. Approval of the Amended and Restated Stock Option/Issuance Plan 4. Advisory (non-binding) approval of the Say-on-pay 5. Advisory (non-binding) vote on the frequency of Say-on-pay approval

Fulfillment 98367 98365 You can now access your Coldwater Creek Inc. account online. Access your Coldwater Creek Inc. account online via Investor ServiceDirect® (ISD). BNY Mellon Shareowner Services, the transfer agent for Coldwater Creek Inc., now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.com/shareowner/equityaccess For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-866-683-2964 Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2010 Annual Report to Stockholders are available at: http://www.proxyvoting.com/cwtr Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/equityaccess where step-by-step instructions will prompt you through enrollment. PROXY COLDWATER CREEK INC. Annual Meeting of Stockholders – June 11, 2011 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints Dennis C. Pence and John E. Hayes III, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Coldwater Creek Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the company to be held June 11, 2011 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 FOLD AND DETACH HERE (Continued and to be marked, dated and signed, on the other side)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held June 11, 2011
Stockholders Should Read the Entire Proxy Statement Carefully Prior to Returning the Proxy
To Be Held June 11, 2011
VOTING RIGHTS AND SOLICITATION
PROPOSAL 1
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT ON THE FISCAL YEAR ENDED JANUARY 29, 2011
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
Summary Compensation Table
2010 Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal Year-End
Option Exercises and Stock Vested
Pension Benefits
PAYMENTS AND ENTITLEMENT UPON CHANGE IN CONTROL AND OTHER TERMINATION EVENTS
Overview of Non-Employee Director Compensation
Non-Employee Director Compensation
EQUITY COMPENSATION PLAN INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ANNUAL REPORT
PROPOSAL 2
RATIFICATION OF APPOINTMENT OF THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDITOR FEES
PROPOSAL 3
AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED STOCK OPTION/STOCK ISSUANCE PLAN
Description of the Plan
General
Discretionary Option/SAR Grant Program
Stock Issuance Program
Other Provisions
Federal Income Tax Consequences
Vote Required
PROPOSAL 4
PROPOSAL 5 ADVISORY VOTE ON THE FREQUENCY OF "SAY-ON-PAY" VOTE
OTHER MATTERS
Appendix A
COLDWATER CREEK INC. AMENDED AND RESTATED STOCK OPTION/STOCK ISSUANCE PLAN (As Amended and Restated March 25, 2011)
ARTICLE ONE GENERAL
ARTICLE TWO DISCRETIONARY OPTION/SAR GRANT PROGRAM
ARTICLE THREE STOCK ISSUANCE PROGRAM
ARTICLE FOUR AUTOMATIC OPTION GRANT PROGRAM
ARTICLE FIVE MISCELLANEOUS